                                                  Annual Report  August 31, 1998

[LOGO]

         Institutional
         Liquid Reserves



                               [Graphic Omitted]



MONEY MARKETS




              -----------------------------------------------------
                              INVESTMENT PRODUCTS:
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
              -----------------------------------------------------

TABLE OF CONTENTS

Letter to Our Shareholders                                                    1
 ...............................................................................
Portfolio Environment and Outlook                                             2
 ...............................................................................
Fund Facts                                                                    3
 ...............................................................................
Fund Performance                                                              4

CITIFUNDS INSTITUTIONAL LIQUID RESERVES

Statement of Assets and Liabilities                                           5
 ...............................................................................
Statement of Operations                                                       6
 ...............................................................................
Statement of Changes in Net Assets                                            7
 ...............................................................................
Financial Highlights                                                          8
 ...............................................................................
Notes to Financial Statements                                                 9
 ...............................................................................
Independent Auditors' Report                                                 12

CASH RESERVES PORTFOLIO

Portfolio of Investments                                                     13
 ...............................................................................
Statement of Assets and Liabilities                                          15
 ...............................................................................
Statement of Operations                                                      15
 ...............................................................................
Statement of Changes in Net Assets                                           16
 ...............................................................................
Financial Highlights                                                         16
 ...............................................................................
Notes to Financial Statements                                                17
 ...............................................................................
Independent Auditors' Report                                                 19
 ...............................................................................

LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

   The 12-month period ended August 31, 1998 saw a continuation of the positive economic and market conditions that have prevailed over the past three years. Late in the period, however, heightened volatility caused the stock market to retrace some of its gains.

   Such volatility suggests that money market securities may once again be poised to demonstrate their true value as relatively safer investments where investors seek to protect their principal and earn interest. In our view, CitiFundsSM Institutional Liquid Reserves can play a valuable role in investors' diversified investment portfolios.

   As you have probably heard, Citicorp announced its intention to merge with The Travelers Group. The merger is expected to occur on or about October 8, 1998. As necessary, we will provide you with information that specifically affects the fund.

   Thank you for your continued confidence and participation.

    Sincerely,

/s/ Philip W. Coolidge

    Philip W. Coolidge
    President
    September 21, 1998

PORTFOLIO ENVIRONMENT AND OUTLOOK

YIELDS ON MONEY MARKET INSTRUMENTS ENDED THE 12-MONTH REPORTING PERIOD LOWER THAN WHERE THEY BEGAN, reflecting the general trend of short-term interest rates. That decline was interrupted, however, during the first quarter of 1998, which saw an increase in short-term interest rates amid uncertainty over the economic effects of the financial crisis in Asia. When evidence emerged early in the year that U.S. economic growth was stronger than most analysts expected, interest rates rose in anticipation of a move by the Federal Reserve Board to a more restrictive monetary policy.

   Such a move never took place, however, because of the absence of inflationary pressures. During the second and third quarters of 1998, it became clearer that the Asian crisis would, in fact, negatively affect U.S. corporate earnings and dampen U.S. economic growth. In effect, lower demand for U.S. goods from overseas markets and improved competitive positions for Asian companies constrained sales and earnings of U.S. companies. As a result, fixed-income investors became more confident that the Federal Reserve would maintain short-term interest rates at current levels, and money market yields settled back to their previous lows.

   IN THIS ECONOMIC ENVIRONMENT, WE MAINTAINED AN AVERAGE MATURITY BETWEEN 70 AND 90 DAYS for most of the period, which we consider relatively long for this portfolio. This position enabled us to capture the higher yields of longer-dated securities when short-term interest rates declined. In fact, the portfolio contained securities with maturities of as much as one year. These long maturities were balanced by securities with maturities measured in days or weeks. Combined, they helped us achieve our targeted average maturity while enabling us to capture the higher yields of longer-dated instruments.

   We also attempted to enhance the portfolio's yield by investing in those sectors of the short-term money markets that, in our opinion, provided the most attractive values. We found those values in Yankee CDs, which are certificates of deposit issued by U.S. branches of foreign banks.

   Yankee CDs offered higher yields than U.S. Treasury bills of comparable maturities. That's because the U.S. government's success in balancing its budget has required less borrowing, reducing the supply of U.S. Treasury bills. Yet, demand for U.S. Treasury bills remains high. The combination of lower supply and high demand caused yields of U.S. Treasury bills to fall faster than other types of money market securities.

   WE BELIEVE MONEY MARKET YIELDS ARE LIKELY TO REMAIN NEAR CURRENT LEVELS FOR THE REMAINDER OF THE YEAR. If economic growth continues to moderate in the fourth quarter of 1998, as we expect, the Federal Reserve Board will have little reason to raise short-term interest rates, which they might otherwise do to forestall a reacceleration of inflation. In our opinion, the opposite is the more likely scenario: if the economy continues to slow, the Federal Reserve Board may eventually reduce short-term interest rates modestly in order to provide an economic stimulus.

   In the meantime, we will continue to manage the Portfolio's average maturity and sector concentrations according to our near-term outlook for interest rates and the U.S. economy. In our view, this approach will help CitiFunds Institutional Liquid Reserves earn competitive returns commensurate with preservation of capital, regardless of the fluctuations of the stock and bond markets.


FUND FACTS

FUND OBJECTIVE
To provide its shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital.

INVESTMENT ADVISER,                      DIVIDENDS
CASH RESERVES PORTFOLIO                  Declared daily, paid monthly
Citibank, N.A.

COMMENCEMENT OF OPERATIONS               BENCHMARKS
October 2, 1992                          o Lipper Taxable Institutional Money
                                           Funds Average
NET ASSETS AS OF 8/31/98                 o IBC Institutional Taxable Money
$3,380.5 million                           Funds Average

FUND PERFORMANCE

TOTAL RETURNS
                                                                    SINCE
                                              ONE      FIVE     OCTOBER 2, 1992
ALL PERIODS ENDED AUGUST 31, 1998             YEAR    YEARS*      INCEPTION*
--------------------------------------------------------------------------------

CitiFunds Institutional Liquid Reserves         5.69%   5.29%         4.96%
Lipper Taxable Institutional Money Funds
  Average                                       5.40%   4.99%         4.28%+

* Average Annual Total Return
+ From 10/31/92

7-DAY YIELDS
Annualized Current      5.51%
Effective               5.66%


The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365 day period. The yield is shown as a percentage of the investment. The Effective 7-Day Yield is calculated similarly, but when annualized the income earned by the investment during that seven-day period is assumed to be reinvested.

The effective yield is slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note: A money market fund's yield more closely reflects the current earnings of the fund than does the total return.

IMPORTANT TAX INFORMATION -- For the fiscal year ended August 31, 1998, the Fund paid $0.05548 per share to shareholders from net investment income. For such period 1.5% of dividends paid were derived from interest earned from U.S. Government and U.S. Government agency obligations.

COMPARISON OF 7-DAY YIELDS FOR CITIFUNDS INSTITUTIONAL LIQUID RESERVES VS. IBC INSTITUTIONAL TAXABLE MONEY FUNDS AVERAGE

As illustrated, CitiFunds Institutional Liquid Reserves generally provided a higher annualized seven-day yield to that of a comparable IBC Money Fund Average, as published in IBC Money Fund ReportTM, for the one year period.

                                                          IBC Institutional
                                CitiFunds                   Taxable Money
                             Institutional                  Market Funds
                             Liquid Reserves                   Average

9/2/97                             5.59%                        5.33%
9/9/97                             5.56%                        5.29%
9/16/97                            5.57%                        5.30%
9/23/97                            5.53%                        5.30%
9/30/97                            5.58%                        5.33%
10/7/97                            5.55%                        5.30%
10/14/97                           5.52%                        5.27%
10/21/97                           5.56%                        5.30%
10/28/97                           5.59%                        5.31%
11/4/97                            5.60%                        5.34%
11/11/97                           5.58%                        5.31%
11/18/97                           5.57%                        5.32%
11/25/97                           5.57%                        5.33%
12/2/97                            5.61%                        5.38%
12/9/97                            5.55%                        5.35%
12/16/97                           5.59%                        5.38%
12/23/97                           5.65%                        5.43%
12/30/97                           5.56%                        5.41%
1/6/98                             5.71%                        5.50%
1/13/98                            5.54%                        5.36%
1/20/98                            5.55%                        5.36%
1/27/98                            5.54%                        5.33%
2/3/98                             5.57%                        5.35%
2/10/98                            5.50%                        5.30%
2/17/98                            5.54%                        5.31%
2/24/98                            5.53%                        5.30%
3/3/98                             5.57%                        5.33%
3/10/98                            5.50%                        5.28%
3/17/98                            5.52%                        5.29%
3/24/98                            5.49%                        5.28%
3/31/98                            5.54%                        5.30%
4/7/98                             5.52%                        5.28%
4/14/98                            5.52%                        5.28%
4/21/98                            5.49%                        5.27%
4/28/98                            5.49%                        5.26%
5/5/98                             5.47%                        5.26%
5/12/98                            5.43%                        5.24%
5/19/98                            5.53%                        5.28%
5/26/98                            5.48%                        5.26%
6/2/98                             5.55%                        5.29%
6/9/98                             5.48%                        5.26%
6/16/98                            5.51%                        5.28%
6/23/98                            5.49%                        5.27%
6/30/98                            5.55%                        5.31%
7/7/98                             5.62%                        5.29%
7/14/98                            5.48%                        5.26%
7/21/98                            5.50%                        5.27%
7/28/98                            5.50%                        5.28%
8/4/98                             5.53%                        5.30%
8/11/98                            5.48%                        5.26%
8/18/98                            5.51%                        5.28%
8/25/98                            5.49%                        5.27%
9/1/98                             5.52%                        5.28%


Note: The Fund seeks to maintain a stable $1.00 per share price, although there is no assurance that this will be so on a continuing basis. Fund shares are not insured or guaranteed by the U.S. Government. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of dividends. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's returns and yields would have been lower.

CITIFUNDS INSTITUTIONAL LIQUID RESERVES
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 1998
--------------------------------------------------------------------------------
ASSETS:
Investments in Cash Reserves Portfolio, at value (Note 1A)       $3,339,716,294
Receivable for shares of beneficial interest sold                    50,924,631
--------------------------------------------------------------------------------
 Total assets                                                     3,390,640,925
--------------------------------------------------------------------------------
LIABILITIES:
Payable for shares of beneficial interest repurchased                 7,288,674
Dividends payable                                                     2,298,426
Accrued expenses and other liabilities                                  553,099
--------------------------------------------------------------------------------
  Total liabilities                                                  10,140,199
--------------------------------------------------------------------------------
NET ASSETS for 3,380,500,726 shares of beneficial interest
   outstanding                                                   $3,380,500,726
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital                                                  $3,380,500,726
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE             $1.00
================================================================================
See notes to financial statements

CITIFUNDS INSTITUTIONAL LIQUID RESERVES
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME (Note 1B):
Income from Cash Reserves Portfolio                  $174,973,062
Allocated expenses from Cash Reserves Portfolio        (3,042,007)
--------------------------------------------------------------------------------
                                                                   $171,931,055
EXPENSES:
Administrative fees (Note 3A)                          10,620,150
Shareholder Servicing Agents' fees (Note 3B)            3,034,328
Distribution fees (Note 4)                              3,034,328
Registration fees                                         157,014
Trustees' fees                                             30,213
Shareholder reports                                        28,378
Custody fund accounting fees                               19,974
Transfer agent fees                                        19,604
Legal fees                                                 11,144
Audit fees                                                  7,800
Miscellaneous                                              41,072
--------------------------------------------------------------------------------
    Total expenses                                     17,004,005
Less aggregate amounts waived or assumed by
  Administrator, Shareholder Servicing Agents,
  and Distributor (Notes 3A, 3B, and 4)               (13,957,440)
--------------------------------------------------------------------------------
    Net expenses                                                      3,046,565
--------------------------------------------------------------------------------
Net investment income                                              $168,884,490
================================================================================


See notes to financial statements

CITIFUNDS INSTITUTIONAL LIQUID RESERVES
STATEMENT OF CHANGES IN NET ASSETS

                                                   YEAR ENDED AUGUST 31,
                                              ----------------------------------
                                                   1998              1997
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Net investment income,
  declared as dividends to shareholders
  (Note 2)                                    $   168,884,490   $   104,215,776
--------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL
  INTEREST AT NET ASSET VALUE OF $1.00
  PER SHARE (Note 5):
Proceeds from sale of shares                  $37,431,763,944   $31,769,047,743
Net asset value of shares issued to
  shareholders from reinvestment of
  dividends                                       131,980,079        73,113,066
Cost of shares repurchased                    (36,150,734,171)  (31,131,803,616)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                      1,413,009,852       710,357,193
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                             1,967,490,874     1,257,133,681
--------------------------------------------------------------------------------
End of period                                 $ 3,380,500,726   $ 1,967,490,874
--------------------------------------------------------------------------------

See notes to financial statements

CITIFUNDS INSTITUTIONAL LIQUID RESERVES
FINANCIAL HIGHLIGHTS

                                                              YEAR ENDED AUGUST 31,
                                           ------------------------------------------------------------
                                             1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period       $1.00000     $1.00000     $1.00000     $1.00000     $1.00000
Net investment income                       0.05548      0.05459      0.05521      0.05698      0.03603
Less dividends from net investment income  (0.05548)    (0.05459)    (0.05521)    (0.05698)    (0.03603)
-------------------------------------------------------------------------------------------------------
Net Asset Value, end of period             $1.00000     $1.00000     $1.00000     $1.00000     $1.00000
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's
  omitted)                               $3,380,501   $1,967,491   $1,257,134   $1,480,097     $470,041
Ratio of expenses to average net assets+      0.20%        0.18%        0.20%        0.17%        0.23%
Ratio of net investment income to average
 net assets+                                  5.57%        5.52%        5.52%        5.70%        3.62%
Total return                                  5.69%        5.60%        5.66%        5.85%        3.66%

Note: If agents of the Fund and agents of Cash Reserves Portfolio had not waived all or a portion of their fees during the period indicated, the net investment income per share and the ratios would have been as follows:

Net investment income per share            $0.04948     $0.04844     $0.04921   $0.05050       $0.03094
RATIOS:
Expenses to average net assets+               0.79%        0.80%        0.80%      0.84%          0.86%
Net investment income to
  average net assets+                         4.98%        4.90%        4.92%      5.03%          2.98%
=======================================================================================================

+ Includes the Fund's share of Cash Reserves Portfolio's allocated expenses

See notes to financial statements

CITIFUNDS INSTITUTIONAL LIQUID RESERVES
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES CitiFunds Institutional Liquid Reserves (the "Fund") is a separate diversified series of CitiFunds Institutional Trust (the "Trust"), a Massachusetts business trust. Effective January 2, 1998 the Landmark Institutional Liquid Reserves changed its name to CitiFunds Institutional Liquid Reserves. The Trust also changed its name from Landmark Institutional Trust to CitiFunds Institutional Trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in Cash Reserves Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. CFBDS, Inc. ("CFBDS", formerly Landmark Funds Broker-Dealer Services, Inc.) acts as the Trust's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agents. Citibank is a wholly-owned subsidiary of Citicorp. Citicorp announced its intention to merge with The Travelers Group. The merger is expected to occur on or about October 8, 1998.

    The Trust seeks to achieve the Fund's investment objective to provide liquidity and as high a level of current income as is consistent with the preservation of capital by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment objective as the Fund. The value of such investment reflects the Fund's proportionate interest (37.9% at August 31, 1998) in the net assets of the Portfolio.

    The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    The significant accounting policies consistently followed by the Fund are as follows:

    A. INVESTMENT VALUATION Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

    B. INVESTMENT INCOME The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

    C. FEDERAL TAXES The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income. Accordingly, no provision for federal income or excise tax is necessary.

    D. EXPENSES The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and CFBDS. Expenses incurred by the Trust with respect to any two or more Funds in the series are allocated in proportion to the average net assets of each fund, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

2. DIVIDENDS The net income of the Fund is determined once daily, as of 3:00 p.m., Eastern time, and all of the net income of the Fund so determined is declared as a dividend to shareholders of record at the time of such determination. Dividends are distributed in the form of additional shares of the Fund or, at the election of the shareholder, in cash (subject to the policies of the shareholder's Shareholder Servicing Agent) on or prior to the last business day of the month.

3. ADMINISTRATIVE SERVICES PLAN The Trust has adopted an Administrative Services Plan which provides that the Trust, on behalf of each Fund, may obtain the services of an Administrator, one or more Shareholder Servicing Agents, and other Servicing Agents and may enter into agreements providing for the payment of fees for such services. Under the Trust's Administrative Services Plan, the aggregate of the fees paid to the Administrator from the Fund under such Plan and of the fees paid to the Shareholder Servicing Agents from the Fund may not exceed 0.45% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. For the year ended August 31, 1998, Management agreed to voluntarily limit Fund expenses to 0.20%.

    A. ADMINISTRATIVE FEES Under the terms of an Administrative Services Agreement, CFBDS is entitled to an administrative fee from the Fund, as compensation for overall administrative services and general office facilities, which is accrued daily and paid monthly at an annual rate of 0.35% of the Fund's average daily net assets. The Administrative fees amounted to $10,620,150 of which $7,888,784 was voluntarily waived for the year ended August 31, 1998. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from CFBDS as from time to time is agreed to by CFBDS and Citibank. The Fund pays no compensation directly to any Trustee or to any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers and a director of the Administrator or its affiliates.

    B. SHAREHOLDER SERVICING AGENTS FEES The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.10% of the average daily net assets of the Fund represented by shares owned during the period for which payment has been made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. The Shareholder Servicing Agents fees amounted to $3,034,328, all of which was voluntarily waived for the year ended August 31, 1998.

4. DISTRIBUTION FEES The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated in connection with the sale of shares of the Fund, at an annual rate not to exceed 0.10% of the Fund's average daily net assets of the Fund. The Distribution fees amounted to $3,034,328, all of which was voluntarily waived for the year ended August 31, 1998. The Distributor has voluntarily agreed to assume all distribution expenses through August 31, 1998.

5. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.00001 par value).

6. INVESTMENT TRANSACTIONS Increases and decreases in the Fund's investment in the Portfolio aggregated $13,603,257,110 and $12,406,754,144 respectively, for the year ended August 31, 1998.

CITIFUNDS INSTITUTIONAL LIQUID RESERVES
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF CITIFUNDS INSTITUTIONAL TRUST (THE TRUST) AND
THE SHAREHOLDERS OF CITIFUNDS INSTITUTIONAL LIQUID RESERVES:

    In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CitiFunds Institutional Liquid Reserves (the "Fund"), a series of CitiFunds Institutional Trust, at August 31, 1998 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
October 6, 1998

CASH RESERVES PORTFOLIO
PORTFOLIO OF INVESTMENTS   August 31, 1998

                                               PRINCIPAL
                                                AMOUNT
ISSUER                                      (000'S OMITTED)          VALUE
--------------------------------------------------------------------------------
ASSET BACKED -- 11.0%
--------------------------------------------------------------------------------
Sigma Finance Corp.*
   5.64% due 8/27/99                            $197,000        $  196,990,868
Steers*
   5.641% due 10/15/98                           160,000           160,000,000
   5.652% due 11/10/98                           191,000           190,992,928
   5.648% due 3/25/99                             78,069            78,069,058
Strategic Money Market
   Trust Receipts*
   5.656% due 3/05/99                            213,000           213,000,000
Strats Trust*
   5.663% due 12/15/98                           130,000           130,000,000
                                                                --------------
                                                                   969,052,854
                                                                --------------

BANK NOTES -- 4.8%
--------------------------------------------------------------------------------
Bank of New York
   5.50% due 2/17/99                             100,000            99,968,885
First Union Bank
   5.49% due 9/01/99                              75,000            75,000,000
FCC National Bank
   5.68% due 6/03/99                              50,000            49,974,737
   5.86% due 10/02/98                            100,000            99,995,126
Nationsbank
   5.57% due 6/25/99                             100,000            99,960,129
                                                                --------------
                                                                   424,898,877
                                                                --------------

CERTIFICATES OF DEPOSIT (DOMESTIC) -- 1.8%
--------------------------------------------------------------------------------
Chase Manhattan Bank
   5.74% due 5/10/99                              57,000            56,977,486
Morgan Guaranty
   Trust Co.
   5.55% due 2/02/99                             100,000           100,000,000
                                                                --------------
                                                                   156,977,486
                                                                --------------

CERTIFICATES OF DEPOSIT (EURO) -- 1.1%
--------------------------------------------------------------------------------
Barclays Bank
   5.58% due 12/29/98                            100,000           100,003,242
                                                                --------------
CERTIFICATES OF DEPOSIT (YANKEE) -- 32.4%
--------------------------------------------------------------------------------
ABN Amro Bank
   5.62% due 4/14/99                              75,000            74,977,837
Bank of Nova Scotia
   5.65% due 3/29/99                              38,000            37,969,974
   5.59% due 8/24/99                              25,000            24,997,654
Bank of Tokyo Mitsubishi
   5.73% due 9/08/98                             400,000           400,000,000
Barclays Bank
   5.82% due 10/05/98                            125,000           124,994,431
   5.53% due 2/23/99                             100,000            99,972,398
   5.70% due 3/30/99                             100,000            99,966,931
Bayeriche Landesbank
   5.70% due 1/07/99                              60,000            59,991,936
   5.65% due 7/23/99                              50,000            49,954,213
Credit Agricole Indosuez
   5.74% due 4/26/99                              75,000            74,961,397
Credit Communal
   de Belgique
   5.62% due 3/19/99                              45,000            44,975,420
Credit Suisse First Boston
   5.69% due 7/06/99                             100,000           100,000,000
Deutsche Bank
   5.62% due 2/26/99                             100,000            99,976,622
   5.65% due 3/02/99                             100,000            99,976,103
   5.65% due 8/06/99                             100,000            99,951,040
Rabobank Nederland
   5.60% due 3/17/99                              50,000            49,986,831
   5.71% due 6/11/99                             100,000            99,962,179
   5.69% due 6/30/99                              75,000            74,990,829
   5.64% due 7/30/99                             103,000           102,979,080
Societe Generale Bank
   5.75% due 4/06/99                             150,000           149,960,148
   5.76% due 4/16/99                              75,000            74,982,134
Societe Generale Bank*
   5.563% due 5/20/99                            175,800           175,714,046
Svenska Handelsbanken
   5.75% due 5/04/99                              57,000            56,981,681
   5.76% due 5/25/99                              75,000            74,968,617
   5.74% due 6/01/99                              77,000            76,960,883
Swiss Bank Corp.
   5.715% due 6/14/99                            100,000            99,969,983
Toronto Dominion Bank
   5.71% due 6/15/99                             100,000            99,969,868
   5.71% due 6/23/99                              85,000            84,973,674
   5.54% due 8/18/99                             135,000           134,898,090
                                                                --------------
                                                                 2,849,963,999
                                                                --------------

COMMERCIAL PAPER -- 5.0%
--------------------------------------------------------------------------------
Aspen Funding Corp.
   5.88% due 9/01/98                             140,000           140,000,000
General Electric Capital Corp.
   5.92% due 9/01/98                             100,000           100,000,000
   5.44% due 9/09/98                              40,000            39,951,645
J. P. Morgan & Co., Inc.
   5.376% due 12/11/98                            25,000            24,622,933
Newport Funding Corp.
   5.875% due 9/01/98                            140,000           140,000,000
                                                                --------------
                                                                   444,574,578
                                                                --------------

CORPORATE NOTES -- 23.0%
--------------------------------------------------------------------------------
Associates Corp. of
   North America*
   5.61% due 1/04/99                             200,000           199,959,365
   5.53% due 6/29/99                             150,000           149,903,404
Bank One, Wisconsin*
   5.65% due 10/23/98                            100,000            99,988,872
Bear Stearns*
   5.62% due 6/04/99                             225,000           225,000,000
Credit Suisse*
   5.63% due 10/07/98                            200,000           200,000,000
   5.63% due 11/09/98                            125,000           125,000,000
J. P. Morgan & Co., Inc.*
   5.57% due 7/07/99                             210,000           209,896,991
Key Bank National
   Association*
   5.555% due 9/28/98                            200,000           199,989,284
   5.585% due 5/12/99                             88,000            87,956,661
Merrill Lynch & Co., Inc.*
   5.76% due 10/05/98                            100,000           100,013,442
PNC Bank National
   Association*
   5.60% due 10/02/98                            230,000           229,986,663
Royal Bank of Canada*
   5.54% due 2/16/99                             200,000           199,937,000
                                                                --------------
                                                                 2,027,631,682
                                                                --------------

MEDIUM TERM NOTES -- 7.7%
--------------------------------------------------------------------------------
Abbey National Treasury
   Services
   5.54% due 1/20/99                             125,000           124,991,658
   5.525% due 1/26/99                            100,000            99,982,606
   5.476% due 6/15/99                            100,000            99,914,519
   5.58% due 8/25/99                             100,000            99,961,541
Norwest Financial Inc.
   5.55% due 8/31/99                             100,000            99,971,291
Sigma Finance Corp.
   5.94% due 11/17/98                            150,000           150,000,000
                                                                --------------
                                                                   674,821,615
                                                                --------------

PROMISSORY NOTES -- 4.0%
------------------------------------------------------------------------------
Goldman Sachs Group*
   5.699% due 11/13/98                           $350,000       $  350,000,000
                                                                --------------

TIME DEPOSITS -- 6.1%
--------------------------------------------------------------------------------
Dresdner Bank
   6.00% due 9/01/98                             135,084           135,084,000
Harris Trust &
   Savings Bank
   5.938% due 9/01/98                            150,000           150,000,000
ING Bank
   5.938% due 9/01/98                             75,000            75,000,000
Norddeutsche Landesbank
   6.00% due 9/01/98                              76,200            76,200,000
Westdeutsche Landesbank
   5.938% due 9/01/98                            100,000           100,000,000
                                                                --------------
                                                                   536,284,000
                                                                --------------

REPURCHASE AGREEMENTS -- 2.8%
--------------------------------------------------------------------------------
First Union Bank
   Repurchase Agreement
   5.83% due 9/01/98
   (collateralized by $48,468,000 Federal National Mortgage
   Association, Zero coupon due 12/14/98, valued at $48,475,849;
   $41,929,000, 6.96% due 4/02/07, valued at $41,935,790;
   $46,763,000, 5.50% due 2/25/00, valued at $46,770,573;
   $10,517,000, 6.65% due 11/14/07, valued at $10,518,703;
   $47,285,000 Federal Home Loan Mortgage Association, 5.98% due
   6/18/08, valued at $47,292,658; $31,716,000, 6.28% due
   8/19/05, valued at $31,721,136; and $23,322,000, 6.51% due
   8/18/808, valued at
   $23,325,777)                                                    250,000,000
                                                                --------------

TOTAL INVESTMENTS AT
   AMORTIZED COST                                   99.7%        8,784,208,333
OTHER ASSETS,
   LESS LIABILITIES                                  0.3            21,701,283
                                                   -----        --------------
NET ASSETS                                         100.0%       $8,805,909,616
                                                   =====        ==============

* Variable interest rate - subject to periodic change.

See notes to financial statements

CASH RESERVES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 1998
--------------------------------------------------------------------------------
ASSETS:
Investments at value (Note 1A)                                    $8,784,208,333
Interest receivable                                                   97,556,173
--------------------------------------------------------------------------------
  Total assets                                                     8,881,764,506
--------------------------------------------------------------------------------
LIABILITIES:
Payable for investment purchased                                      75,000,000
Payable to affiliate--Investment Advisory fee (Note 2A)                  635,623
Accrued expenses and other liabilities                                   219,267
--------------------------------------------------------------------------------
  Total liabilities                                                   75,854,890
--------------------------------------------------------------------------------
NET ASSETS                                                        $8,805,909,616
--------------------------------------------------------------------------------
REPRESENTED BY:
Paid-in capital for beneficial interests                          $8,805,909,616
================================================================================

CASH RESERVES PORTFOLIO
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 1998
--------------------------------------------------------------------------------
INTEREST INCOME (Note 1B):                                          $513,556,789
EXPENSES:
Investment advisory fees (Note 2A)                  $13,394,307
Administrative fees (Note 2B)                         4,464,769
Custody and fund accounting fees                      1,969,190
Audit fees                                               39,700
Trustees' fees                                           37,966
Legal fees                                               31,427
Miscellaneous                                           112,193
--------------------------------------------------------------------------------
 Total expenses                                      20,049,552
Less aggregate amounts waived by Investment
  Adviser and Administrator (Notes 2A, and 2B)      (11,119,870)
Less fees paid indirectly (Note 1E)                        (797)
--------------------------------------------------------------------------------
 Net expenses                                                          8,928,885
--------------------------------------------------------------------------------
Net investment income                                               $504,627,904
================================================================================

See notes to financial statements

CASH RESERVES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                  YEAR ENDED AUGUST 31,
                                         --------------------------------------
                                               1998                  1997
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income                    $    504,627,904      $    339,604,126
--------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Proceeds from contributions                30,335,511,897        33,685,999,190
Value of withdrawals                      (29,691,630,125)      (30,810,390,668)
--------------------------------------------------------------------------------
Net increase in net assets from
 capital transactions                         643,881,772         2,875,608,522
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                  1,148,509,676         3,215,212,648
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                         7,657,399,940         4,442,187,292
--------------------------------------------------------------------------------
End of period                            $  8,805,909,616      $  7,657,399,940
================================================================================

CASH RESERVES PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                 YEAR ENDED AUGUST 31,
                                         ----------------------------------------------------------------------
                                            1998           1997           1996           1995           1994
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets (000's omitted)               $8,805,910     $7,657,400     $4,442,187     $4,765,406     $2,147,361
Ratio of expenses to average net assets       0.10%          0.10%          0.10%          0.10%          0.11%
Ratio of net investment income
  to average net assets                       5.65%          5.57%          5.64%          5.88%          3.87%

Note: If agents of the Portfolio had not voluntarily waived a portion of their fees for the periods indicated, the ratios would have been as follows:

RATIOS:
Expenses to average net assets                0.22%          0.23%          0.23%          0.23%          0.24%
Net investment income to
  average net assets                          5.53%          5.44%          5.50%          5.75%          3.74%
===============================================================================================================

See notes to financial statements

CASH RESERVES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES Cash Reserves Portfolio (the "Portfolio") is registered under the U.S. Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator and Citibank, N.A. ("Citibank") acts as the Investment Adviser.

    Citibank is a wholly-owned subsidiary of Citicorp. Citicorp announced its intention to merge with The Travelers Group. The merger is expected to occur on or about October 8, 1998.

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    The significant accounting policies consistently followed by the Portfolio are as follows:

    A. VALUATION OF INVESTMENTS Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio's use of amortized cost is subject to the Portfolio's compliance with certain conditions as specified under Rule 2a-7 of the U.S. Investment Company Act of 1940.

    B. INTEREST INCOME AND EXPENSES Interest income consists of interest accrued and discount earned (including both original issue and market discount) on the investments of the Portfolio, accrued ratably to the date of maturity, plus or minus net realized gain or loss, if any, on investments. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG.

    C. U.S. FEDERAL INCOME TAXES The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

    D. REPURCHASE AGREEMENTS It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

    E. FEES PAID INDIRECTLY The Portfolio's custodian bank calculates its fees based on the Portfolio's average daily net assets. The fees are reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

    F. OTHER Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction.

2. INVESTMENT ADVISORY FEES AND ADMINISTRATIVE FEES

    A. INVESTMENT ADVISORY FEE -- The Investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $13,394,307, of which $6,655,101 was voluntarily waived for the year ended August 31, 1998. The investment advisory fees are computed at an annual rate of 0.15% of the Portfolio's average daily net assets.

    B. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative fee paid to the Administrator, as compensation for overall administrative services and general office facilities, are computed at the annual rate of 0.05% of the Portfolio's average daily net assets. The Administrative fees amounted to $4,464,769, all of which were voluntarily waived for the year ended August 31, 1998. The Portfolio pays no compensation directly to any Trustee or to any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Administrator or its affiliates.

3. INVESTMENT TRANSACTIONS Purchases, maturities and sales of money market instruments aggregated $346,656,360,128 and $345,459,284,002, respectively, for the year ended August 31, 1998.

4. LINE OF CREDIT The Portfolio, along with other CitiFunds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended August 31, 1998, the commitment fee allocated to the Portfolio was $29,660. Since the line of credit was established, there have been no borrowings.

CASH RESERVES PORTFOLIO
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND THE INVESTORS OF CASH RESERVES PORTFOLIO:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Cash Reserves Portfolio (the "Portfolio") as at August 31, 1998 and the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for our opinion.

    In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at August 31, 1998, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated in accordance with U.S. generally accepted accounting principles.

PricewaterhouseCoopers
Chartered Accountants

Toronto, Ontario
October 6, 1998

TRUSTEES AND OFFICERS
Philip W. Coolidge*, President
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

INVESTMENT ADVISER
(OF CASH RESERVES PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
CFBDS, Inc.
21 Milk Street, 5th Floor, Boston, MA 02109
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

                  THE CITIFUNDS FAMILY

                  LARGE CAP STOCKS
                  o CitiFunds Growth & Income Portfolio
                  o CitiFunds Large Cap Growth Portfolio

                  SMALL CAP STOCKS
                  o CitiFunds Small Cap Growth Portfolio
                  o CitiFunds Small Cap Value Portfolio

                  INTERNATIONAL STOCKS
                  o CitiFunds International Growth & Income Portfolio
                  o CitiFunds International Growth Portfolio

                  GROWTH WITH INCOME
                  o CitiFunds Balanced Portfolio

                  BONDS
                  o CitiFunds Intermediate Income Portfolio
                  o CitiFunds Short-Term U.S. Government Income Portfolio
                  o CitiFunds New York Tax Free Income Portfolio
                  o CitiFunds California Tax Free Income Portfolio*
                  o CitiFunds National Tax Free Income Portfolio

                  MONEY MARKETS
                  o CitiFunds Cash Reserves
                  o CitiFunds U.S. Treasury Reserves
                  o CitiFunds Tax Free Reserves
                  o CitiFunds New York Tax Free Reserves
                  o CitiFunds California Tax Free Reserves
                  o CitiFunds Connecticut Tax Free Reserves

                  PREMIUM MONEY MARKETS
                  o CitiFunds Premium Liquid Reserves
                  o CitiFunds Premium U.S. Treasury Reserves

                  INSTITUTIONAL MONEY MARKETS
                  o CitiFunds Institutional Liquid Reserves
                  o CitiFunds Institutional U.S. Treasury Reserves
                  o CitiFunds Institutional Tax Free Reserves
                  o CitiFunds Institutional Cash Reserves

                  This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

                  *Purchase orders will be accepted beginning November 2, 1998.

                  For more information contact your Service Agent or call 1-800-625-4554

                  CitiFunds are made available by CFBDS, Inc. as distributor.

(C)1998 Citicorp      [Recycle Logo] Printed on recycled paper    CFA/INS LI/898

                         Annual Report August 31, 1998

[LOGO]

    Institutional
    U.S. Treasury Reserves


MONEY MARKETS

--------------------------------------------------------------------------------
                              INVESTMENT PRODUCTS:
               NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

TABLE OF CONTENTS
Letter to Our Shareholders                                                     1
 ................................................................................
Portfolio Environment and Outlook                                              2
 ................................................................................
Fund Facts                                                                     3
 ................................................................................
Fund Performance                                                               4
 ................................................................................

CITIFUNDS INSTITUTIONAL U.S. TREASURY RESERVES

Statement of Assets and Liabilities                                            5
 ................................................................................
Statement of Operations                                                        5
 ...............................................................................
Statement of Changes in Net Assets                                             6
 ................................................................................
Financial Highlights                                                           6
 ................................................................................
Notes to Financial Statements                                                  7
 ................................................................................
Independent Auditors' Report                                                  10
 ................................................................................

U.S. TREASURY RESERVES PORTFOLIO

Portfolio of Investments                                                      11
 ................................................................................
Statement of Assets and Liabilities                                           12
 ................................................................................
Statement of Operations                                                       12
 ................................................................................
Statement of Changes in Net Assets                                            13
 ................................................................................
Financial Highlights                                                          13
 ................................................................................
Notes to Financial Statements                                                 14
 ................................................................................
Independent Auditors' Report                                                  16
 ................................................................................

LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

   The 12-month period ended August 31, 1998 saw a continuation of the positive economic and market conditions that have prevailed over the past three years. Late in the period, however, heightened volatility caused the stock market to retrace some of its gains.

   Such volatility suggests that money market securities may once again be poised to demonstrate their true value as relatively safer investments where investors seek to protect their principal and earn interest. In our view, CitiFunds(SM) Institutional U.S. Treasury Reserves can play a valuable role in investors' diversified investment portfolios.

   As you have probably heard, Citicorp announced its intention to merge with The Travelers Group. The merger is expected to occur on or about October 8, 1998. As necessary, we will provide you with information that specifically affects the fund.

   Thank you for your continued confidence and participation.

    Sincerely,

/s/ Philip W. Coolidge

    Philip W. Coolidge
    President
    September 21, 1998

PORTFOLIO ENVIRONMENT AND OUTLOOK

YIELDS ON SHORT-TERM U.S. TREASURY RESERVES SECURITIES ENDED THE 12-MONTH REPORTING PERIOD LOWER THAN WHERE THEY BEGAN, reflecting the general trend of short-term interest rates. That decline was interrupted, however, during the first quarter of 1998, which saw an increase in short-term interest rates amid uncertainty over the economic effects of the financial crisis in Asia. When evidence emerged early in the year that U.S. economic growth was stronger than most analysts expected, interest rates rose in anticipation of a move by the Federal Reserve Board to a more restrictive monetary policy.

   Such a move never took place, however, because of the absence of inflationary pressures. During the second and third quarters of 1998, it became clearer that the Asian crisis would, in fact, negatively affect U.S. corporate earnings and dampen U.S. economic growth. In effect, lower demand for U.S. goods from overseas markets and improved competitive positions for Asian companies constrained sales and earnings of U.S. companies. As a result, fixed-income investors became more confident that the Federal Reserve would maintain short-term interest rates at current levels, and yields on U.S. Treasury bills settled back to their previous lows.

IN THIS ECONOMIC ENVIRONMENT, WE MAINTAINED AN AVERAGE MATURITY NEAR THE PORTFOLIO'S 60-DAY MAXIMUM for most of the period. This position enabled us to capture modestly higher yields as short-term interest rates declined.

   We also attempted to enhance the portfolio's yield by anticipating changes in the supply of and demand for AAA-rated direct obligations of the U.S. Treasury. For example, there were times over the past year when instability overseas caused surges in demand from foreign investors. These overseas investors turned to the unparalleled credit quality of U.S. Treasury securities to protect their assets from the economic and political problems affecting their native countries. Such surges of demand tend to drive yields lower, giving us an opportunity to sell securities at relatively attractive prices. We then reinvested those funds in U.S. Treasury securities when demand abated and yields were incrementally higher.

WE BELIEVE YIELDS OF SHORT-TERM U.S. TREASURY RESERVES SECURITIES ARE LIKELY TO REMAIN NEAR CURRENT LEVELS FOR THE REMAINDER OF THE YEAR. If economic growth continues to moderate in the fourth quarter of 1998, as we expect, the Federal Reserve Board will have little reason to raise short-term interest rates, which they might otherwise do to forestall a re-acceleration of inflation. In our opinion, the opposite is the more likely scenario: if the economy continues to slow, the Federal Reserve Board may eventually reduce short-term interest rates modestly in order to provide an economic stimulus.

   In the meantime, we will continue to manage the Portfolio according to the market's supply-and-demand influences and our near-term outlook for interest rates and the U.S. economy. In our view, this approach will help CitiFunds Institutional U.S. Treasury Reserves earn competitive returns commensurate with preservation of capital, regardless of the fluctuations of the stock and bond markets.

FUND FACTS

FUND OBJECTIVE
To provide liquidity and as high a level of current income from U.S. Government obligations as is consistent with the preservation of capital.

INVESTMENT ADVISER,                        DIVIDENDS
U.S. TREASURY RESERVES PORTFOLIO           Declared daily, paid monthly
Citibank, N.A.
                                           BENCHMARK
COMMENCEMENT OF OPERATIONS                 o Lipper S&P AAA rated Taxable
October 2, 1992                              Institutional U.S. Treasury Money
                                             Funds Average
NET ASSETS AS OF 8/31/98
$264.1 million

FUND PERFORMANCE
TOTAL RETURNS
                                                                      SINCE
                                               ONE      FIVE     OCTOBER 2, 1992
ALL PERIODS ENDED AUGUST 31, 1998             YEAR     YEARS*      INCEPTION*

-----------------------------------------------------------------------------

CitiFunds Institutional U.S. Treasury
  Reserves                                    5.12%    4.81%          4.53%
Lipper S&P AAA rated Taxable
  Institutional U.S. Treasury Money
  Funds Average                               5.25%    4.83%          4.47%++

 * Average Annual Total Return
++ From 9/30/92

7-DAY YIELDS
Annualized Current              4.85%
Effective                       4.97%

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during the seven day period and assumes that the income is generated each week over a 365 day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized the income earned by the investment during the seven day period is assumed to be reinvested. The effective yield is slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note: A money market fund's yield more closely reflects the current earnings of the fund than does the total return.

IMPORTANT TAX INFORMATION -- For the fiscal year ended August 31, 1998 the Fund paid $0.05001 per share to shareholders from net investment income. For such period, 100% of income dividends paid were derived from interest earned from U.S. Treasury Bills, Notes and Bonds.

Note: The Fund seeks to maintain a stable $1.00 per share price, although there is no assurance that this will be so on a continuing basis. Fund shares are not insured or guaranteed by the U.S. Government. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of dividends. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's returns and yields would have been lower.

CITIFUNDS INSTITUTIONAL U.S. TREASURY RESERVES
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 1998
-------------------------------------------------------------------------------
ASSETS:
Investment in U.S. Treasury Reserves Portfolio, at value
  (Note 1)                                                         $264,233,668
Receivable for shares of beneficial interest sold                        71,188
-------------------------------------------------------------------------------
    Total assets                                                    264,304,856
-------------------------------------------------------------------------------
LIABILITIES:
Dividend Payable                                                        111,829
Accrued expenses and other liabilities                                   57,120
-------------------------------------------------------------------------------
    Total liabilities                                                   168,949
-------------------------------------------------------------------------------
NET ASSETS for 264,135,907 shares of beneficial interest
  outstanding                                                      $264,135,907
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital                                                    $264,135,907
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE           $1.00
===============================================================================


CITIFUNDS INSTITUTIONAL U.S. TREASURY RESERVES
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME (Note 1A):
Income from U.S. Treasury Reserves Portfolio          $13,763,876
Allocated expenses from U.S. Treasury Reserves
  Portfolio                                              (262,295)
--------------------------------------------------------------------------------
                                                                     $13,501,581
EXPENSES:
Administrative fees (Note 3A)                         $   918,190
Shareholder Servicing Agents' fees (Note 3B)              262,340
Distribution fees (Note 4)                                262,340
Custody and fund accounting fees                           20,818
Shareholder reports                                        14,661
Transfer agent fees                                        14,500
Audit fees                                                 11,100
Trustees fees                                               6,971
Legal fees                                                  3,647
Miscellaneous                                              22,013
--------------------------------------------------------------------------------
    Total expenses                                      1,536,580
Less aggregate amounts waived by Administrator,
  Shareholder Servicing Agent and Distributor
  (Notes 3A, 3B and 4)                                 (1,143,662)
--------------------------------------------------------------------------------
    Net expenses                                                         392,918
--------------------------------------------------------------------------------
Net investment income                                                $13,108,663
===============================================================================


See notes to financial statements

CITIFUNDS INSTITUTIONAL U.S. TREASURY RESERVES
STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED AUGUST 31,
                                                          ------------------------------------
                                                               1998                 1997
----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Net investment income, declared as dividends
  to shareholders (Note 2):                               $   13,108,663        $   13,975,937
----------------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST AT NET
ASSET VALUE OF $1.00 PER SHARE (Note 5):
Proceeds from sale of shares                              $1,322,758,384        $1,020,244,321
Net asset value of shares issued to shareholders
  from reinvestment of dividends                              11,341,435            11,873,328
Cost of shares repurchased                                (1,376,313,848)         (939,162,365 )
----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                        (42,214,029)           92,955,284
----------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                          306,349,936           213,394,652
----------------------------------------------------------------------------------------------
End of period                                             $  264,135,907        $  306,349,936
==============================================================================================


CITIFUNDS INSTITUTIONAL U.S. TREASURY RESERVES
FINANCIAL HIGHLIGHTS

                                                       YEAR ENDED AUGUST 31,
                                      --------------------------------------------------------
                                        1998        1997        1996        1995        1994
----------------------------------------------------------------------------------------------
Net Asset Value, beginning of
  period                              $1.00000    $1.00000    $1.00000    $1.00000    $1.00000
Net investment income                  0.05001     0.04994     0.05051     0.05200     0.03312
Less dividends from net
  investment income                   (0.05001)   (0.04994)   (0.05051)   (0.05200)   (0.03312)
----------------------------------------------------------------------------------------------
Net Asset Value, end of period        $1.00000    $1.00000    $1.00000    $1.00000    $1.00000
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)                     $264,136    $306,350    $213,395    $120,731    $150,911
Ratio of expenses to average
  net assets+                            0.25%       0.25%       0.25%       0.25%       0.23%
Ratio of net investment income
  to average net assets+                 5.00%       5.01%       5.03%       5.23%       3.40%
Total return                             5.12%       5.11%       5.17%       5.33%       3.36%
Note: If Agents of the Fund and agents of U.S. Treasury Reserves Portfolio had not waived all or a portion of their fees during the periods indicated, the net investment income per share and the ratios would have been as follows:
Net investment income per share       $0.04431    $0.04416    $0.04428    $0.04593    $0.02679
RATIOS:
Expenses to average net assets+          0.82%       0.83%       0.87%       0.85%       0.88%
Net investment income to average
  net assets+                            4.43%       4.43%       4.41%       4.62%       2.75%
----------------------------------------------------------------------------------------------

+ Includes the Fund's share of U.S. Treasury Reserves Portfolio's allocated expenses.

See notes to financial statements

CITIFUNDS INSTITUTIONAL U.S. TREASURY RESERVES
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES CitiFunds Institutional U.S. Treasury Reserves (the "Fund") is a diversified separate series of CitiFunds Institutional Trust (the "Trust"), a Massachusetts business trust. Effective January 2, 1998, Landmark Institutional U.S. Treasury Reserves changed its name to CitiFunds Institutional U.S. Treasury Reserves. The Trust also changed its name from Landmark Institutional Trust to CitiFunds Institutional Trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in U.S. Treasury Reserves Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. CFBDS, Inc. ("CFBDS"), (formerly Landmark Funds Broker-Dealer Services, Inc.), acts as the Trust's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes shares available to customers through various Shareholder Servicing Agents. Citibank is a wholly-owned subsidiary of Citicorp. Citicorp announced its intention to merge with The Travelers Group. The merger is expected to occur on or about October 8, 1998.

   The Trust seeks to achieve the Fund's investment objective of providing shareholders with liquidity and as high a level of current income from U.S. Government obligations as is consistent with preservation of capital by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment as the Fund. The value of such investment reflects the Fund's proportionate interest (29.0% at August 31, 1998) in the net assets of the Portfolio.

   The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:

   A. Investment Income The Fund earns income, net of Portfolio expenses, daily on its investment in the Portfolio.

   B. Federal Taxes The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income. Accordingly, no provision for federal income or excise tax is necessary.

   C. Expenses The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and CFBDS. Expenses incurred by the Trust with respect to any two or more Funds in a series are allocated in proportion to the average net assets of each Fund, except where allocations of direct expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.

   D. Other All the net investment income of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

2. DIVIDENDS The net income of the Fund is determined once daily, as of 12:00 noon, Eastern standard time, and all of the net income of the Fund so determined is declared as a dividend to shareholders of record at the time of such determination. Dividends are distributed in the form of additional shares of the Fund or, at the election of the shareholder, in cash (subject to the policies of the shareholder's Shareholder Servicing Agent) on or prior to the last business day of the month.

3. ADMINISTRATIVE SERVICES PLAN The Trust has adopted an Administrative Services Plan which provides that the Trust, on behalf of each Fund, may obtain the services of an Administrator, one or more Shareholder Servicing Agents, and other Servicing Agents and may enter into agreements providing for the payment of fees for such services. Under the Trust's Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund and of the fees paid to the Shareholder Servicing Agents from the Fund under such plan may not exceed 0.45% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

     A. Administrative Fees Under the terms of an Administrative Services Agreement, CFBDS is entitled to an administrative fee from the Fund, as compensation for overall administrative services and general office facilities, which is accrued daily and paid monthly at the annual rate of 0.35% of the Fund's average daily net assets. The Administrative fees amounted to $918,190, of which $618,982 was voluntarily waived for the year ended August 31, 1998. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from CFBDS as from time to time is agreed to by CFBDS and Citibank. The Fund pays no compensation directly to any Trustee or to any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers and a director of the Administrator or its affiliates.

     B. Shareholder Servicing Fees The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which the Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, but may not exceed, on an annualized basis, an amount equal to 0.10% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. The Shareholder Servicing Agent fees amounted to $262,340, all of which was voluntarily waived for the year ended August 31, 1998.

4. DISTRIBUTION FEES The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated in connection with the sale of shares of the Fund, limited to an annual rate of 0.10% of the average daily net assets of the Fund. The Distribution fees amounted to $262,340 for the year ended August 31, 1998. The Distributor has voluntarily agreed to assume all distribution expenses through August 31, 1998.

5. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.00001 par value).

6. INVESTMENT TRANSACTIONS Increases and decreases in the Fund's investment in the Portfolio aggregated $909,660,118 and $965,532,834, respectively, for the year ended August 31, 1998.

CITIFUNDS INSTITUTIONAL U.S. TREASURY RESERVES
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF
CITIFUNDS INSTITUTIONAL U.S. TREASURY RESERVES:

   We have audited the accompanying statement of assets and liabilities of CitiFunds Institutional U.S. Treasury Reserves, a separate series of CitiFunds Institutional Trust (the "Trust") (a Massachusetts business trust), as of August 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended August 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CitiFunds Institutional U.S. Treasury Reserves at August 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 6, 1998

U.S. TREASURY RESERVES PORTFOLIO
PORTFOLIO OF INVESTMENTS                                         August 31, 1998

                                                    PRINCIPAL
                                                     AMOUNT
ISSUER                                           (000'S OMITTED)     VALUE
------------------------------------------------------------------------------
U.S. TREASURY BILLS  --  74.3%
------------------------------------------------------------------------------
United States Treasury Bill, due 9/03/98            $ 19,901      $ 19,895,477
United States Treasury Bill, due 9/10/98              19,118        19,093,859
United States Treasury Bill, due 9/15/98              19,000        18,959,287
United States Treasury Bill, due 9/24/98              91,432        91,144,581
United States Treasury Bill, due 10/01/98             90,040        89,667,648
United States Treasury Bill, due 10/08/98             34,082        33,909,213
United States Treasury Bill, due 10/22/98             67,321        66,848,477
United States Treasury Bill, due 10/29/98            119,779       118,830,012
United States Treasury Bill, due 11/19/98            102,410       101,303,683
United States Treasury Bill, due 12/31/98            119,706       117,740,347
                                                                  ------------
                                                                   677,392,584
                                                                  ------------

------------------------------------------------------------------------------
U.S. TREASURY NOTES  --  25.2%
------------------------------------------------------------------------------
United States Treasury Note, 6.00% due 9/30/98      $139,342      $139,413,944
United States Treasury Note, 5.63% due 11/30/98       65,000        65,047,670
United States Treasury Note, 5.75% due 12/31/98       25,000        25,047,851
                                                                  ------------
                                                                   229,509,465
                                                                  ------------

TOTAL INVESTMENTS, AT AMORTIZED COST                   99.5%       906,902,049
OTHER ASSETS, LESS LIABILITIES                          0.5         4,942,546
                                                      ------------------------
NET ASSETS                                            100.0%      $911,844,595
                                                      ========================

See notes to financial statements

U.S. TREASURY RESERVES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 1998
--------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost (Note 1A)                            $906,902,049
Cash                                                                         784
Receivable for investment sold                                        25,646,772
Interest receivable                                                    4,692,955
--------------------------------------------------------------------------------
    Total assets                                                     937,242,560
--------------------------------------------------------------------------------
LIABILITIES:
Payable for investment purchased                                      25,293,945
Payable to affiliate -- Investment Advisory fees (Note 2A)                58,487
Accrued expenses and other liabilities                                    45,533
--------------------------------------------------------------------------------
    Total liabilities                                                 25,397,965
--------------------------------------------------------------------------------
NET ASSETS                                                          $911,844,595
--------------------------------------------------------------------------------
REPRESENTED BY:
Paid-in capital for beneficial interests                            $911,844,595
===============================================================================


U.S. TREASURY RESERVES PORTFOLIO
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME (Note 1B)                                          $45,072,683
EXPENSES:
Investment Advisory fees (Note 2A)                     $1,289,761
Administrative fees (Note 2B)                             429,920
Custody and fund accounting fees                          210,699
Auditing fees                                              20,100
Trustee fees                                               11,547
Legal fees                                                  4,049
Miscellaneous                                              35,489
--------------------------------------------------------------------------------
    Total expenses                                      2,001,565
Less aggregate amounts waived by Investment Adviser
  and Administrator (Notes 2A and 2B)                  (1,141,331)
Less fees paid indirectly (Note 1D)                          (994)
--------------------------------------------------------------------------------
    Net expenses                                                         859,240
--------------------------------------------------------------------------------
Net investment income                                                $44,213,443
===============================================================================


See notes to financial statements

U.S. TREASURY RESERVES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED AUGUST 31,
                                                         ----------------------------------
                                                                1998               1997
-------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                    $    44,213,443     $    43,903,935
--------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Proceeds from contributions                                1,935,301,975       1,742,310,476
Value of withdrawals                                      (1,975,581,019)     (1,646,108,001)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital
  transactions                                               (40,279,044)         96,202,475
--------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                     3,934,399         140,106,410
--------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                          907,910,196         767,803,786
--------------------------------------------------------------------------------------------
End of period                                            $   911,844,595     $   907,910,196
============================================================================================


U.S. TREASURY RESERVES PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                           YEAR ENDED AUGUST 31,
                                            ----------------------------------------------------
                                              1998       1997       1996       1995       1994
------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's
  omitted)                                  $911,845   $907,910   $767,804   $832,258   $726,569
Ratio of expenses to average net assets        0.10%      0.10%      0.10%      0.10%      0.12%
Ratio of net investment income to
  average net assets                           5.14%      5.15%      5.20%      5.36%      3.43%

Note: If the agents of the Portfolio had not voluntarily waived a portion of their fees for the periods indicated and the expenses were not reduced for fees paid indirectly for the years after
August 31, 1995, the ratios would have been as follows:

RATIOS:
Expenses to average net assets                 0.23%      0.24%      0.25%      0.25%      0.26%
Net investment income to average net
  assets                                       5.01%      5.01%      5.05%      5.21%      3.30%
================================================================================================



See notes to financial statements

U.S. TREASURY RESERVES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES U.S. Treasury Reserves Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator.

   Citibank is a wholly-owned subsidiary of Citicorp. Citicorp announced its intention to merge with The Travelers Group. The merger is expected to occur on or about October 8, 1998.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The significant accounting policies consistently followed by the Portfolio are as follows:

   A. Valuation of Investments Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Portfolio's use of amortized cost is subject to the Portfolio's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

   B. Investment Income and Expenses Investment income consists of interest accrued and discount earned (including both original issue and market discount), adjusted for amortization of premium, on the investments of the Portfolio, accrued ratably to the date of maturity, plus or minus net realized gain or loss, if any, on investments. Expenses of the Portfolio are accrued daily.

   C. Federal Income Taxes The Portfolio's policy is to comply with the applicable provisions of the Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

   D. Fees Paid Indirectly The Portfolio's custodian bank calculates its fees based on the Portfolio's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

   E. Other Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction.

2. INVESTMENT ADVISORY FEES AND ADMINISTRATIVE FEES
   A. Investment Advisory Fee The Investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $1,289,761, of which $711,411 was voluntarily waived for the year ended August 31, 1998.

   The investment advisory fee is computed at an annual rate of 0.15% of the Portfolio's average daily net assets.

   B. Administrative Fees Under the terms of an Administrative Services Agreement, the administrative fee paid to the Administrator, as compensation for overall administrative services and general office facilities, is accrued daily and paid monthly at the annual rate of 0.05% of the Portfolio's average daily net assets. The Administrative fees amounted to $429,920, all of which was voluntarily waived for the year ended August 31, 1998. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Administrator or its affiliates.

3. INVESTMENT TRANSACTIONS Purchases, maturities and sales of U.S. Treasury obligations, aggregated $7,644,183,016 and $7,672,254,966 respectively, for the year ended August 31, 1998.

4. LINE OF CREDIT The Portfolio, along with other CitiFunds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended August 31, 1998, the commitment fee allocated to the Portfolio was $2,987. Since the line of credit was established, there have been no borrowings.

U.S. TREASURY RESERVES PORTFOLIO
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF
U.S. TREASURY RESERVES PORTFOLIO:

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of U.S. Treasury Reserves Portfolio (a New York Trust) as of August 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended August 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of U.S. Treasury Reserves Portfolio at August 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 6, 1998

               THE CITIFUNDS FAMILY

               LARGE CAP STOCKS

               o CitiFunds Growth & Income Portfolio
               o CitiFunds Large Cap Growth Portfolio

               Small Cap Stocks

               o CitiFunds Small Cap Growth Portfolio
               o CitiFunds Small Cap Value Portfolio

               International Stocks

               o CitiFunds International Growth & Income Portfolio
               o CitiFunds International Growth Portfolio

               Growth with Income
               o CitiFunds Balanced Portfolio

               Bonds
               o CitiFunds Intermediate Income Portfolio
               o CitiFunds Short-Term U.S. Government Income Portfolio
               o CitiFunds New York Tax Free Income Portfolio
               o CitiFunds California Tax Free Income Portfolio*
               o CitiFunds National Tax Free Income Portfolio

               Money Markets
               o CitiFunds Cash Reserves
               o CitiFunds U.S. Treasury Reserves
               o CitiFunds Tax Free Reserves
               o CitiFunds New York Tax Free Reserves
               o CitiFunds California Tax Free Reserves
               o CitiFunds Connecticut Tax Free Reserves

               Premium Money Markets
               o CitiFunds Premium Liquid Reserves
               o CitiFunds Premium U.S. Treasury Reserves

               Institutional Money Markets
               o CitiFunds Institutional Liquid Reserves
               o CitiFunds Institutional U.S. Treasury Reserves
               o CitiFunds Institutional Tax Free Reserves
               o CitiFunds Institutional Cash Reserves

                  This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

                  *Purchase orders will be accepted beginning November 2, 1998.

                  For more information contact your Service Agent or call 1-800-625-4554

                  CitiFunds are made available by CFBDS, Inc. as distributor.

(c) 1998 Citicorp    [recycle logo] Printed on recycled paper     CFA/INS.US/898

Annual Report  August 31, 1998

[LOGO]

Institutional
Tax Free Reserves


MONEY MARKETS

--------------------------------------------------------------------------------
                              INVESTMENT PRODUCTS:
               NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Our Shareholders                                                     1
 ................................................................................
Portfolio Environment and Outlook                                              2
 ................................................................................
Fund Facts                                                                     3
 ................................................................................
Fund Performance                                                               4
 ................................................................................

CITIFUNDS INSTITUTIONAL TAX FREE RESERVES
Statement of Assets and Liabilities                                            5
 ................................................................................
Statement of Operations                                                        5
 ................................................................................
Statement of Changes in Net Assets                                             6
 ................................................................................
Financial Highlights                                                           6
 ................................................................................
Notes to Financial Statements                                                  7
 ................................................................................
Independent Auditors' Report                                                  10
 ................................................................................

TAX FREE RESERVES PORTFOLIO
Portfolio of Investments                                                      11
 ................................................................................
Statement of Assets and Liabilities                                           19
 ................................................................................
Statement of Operations                                                       19
 ................................................................................
Statement of Changes in Net Assets                                            20
 ................................................................................
Financial Highlights                                                          20
 ................................................................................
Notes to Financial Statements                                                 21
 ................................................................................
Independent Auditors' Report                                                  23
 ................................................................................

LETTER TO OUR SHAREHOLDERS
Dear Shareholder:

   The 12-month period ended August 31, 1998 saw a continuation of the positive economic conditions that have prevailed over the past three years. Late in the period, however, heightened volatility caused the stock market to retrace its gains for the year.

   Such volatility suggests that tax-exempt money market securities may once again be poised to demonstrate their true value as relatively safer investments where investors seek to protect their principal and earn interest that is free from federal income taxes. In our view, CitiFundsSM Institutional Tax Free Reserves can play a valuable role in investors' diversified investment portfolios.

   As you have probably heard, Citicorp announced its intention to merge with The Travelers Group. The merger is expected to occur on or about October 8, 1998. As necessary, we will provide you with information that specifically affects the fund.

   Thank you for your continued confidence and participation.

Sincerely,

/s/ Philip W. Coolidge

Philip W. Coolidge
President
September 21, 1998

PORTFOLIO ENVIRONMENT AND OUTLOOK

YIELDS ON MONEY MARKET INSTRUMENTS ENDED THE 12-MONTH REPORTING PERIOD LOWER THAN WHERE THEY BEGAN, reflecting the general trend of short-term interest rates. That decline was interrupted, however, during the first quarter of 1998, which saw an increase in short-term interest rates amid uncertainty over the economic effects of the financial crisis in Asia. When evidence emerged early in the year that U.S. economic growth was stronger than most analysts expected, interest rates rose in anticipation of a move by the Federal Reserve Board to a more restrictive monetary policy.

   Such a move never took place, however, because of the absence of inflationary pressures. During the second and third quarters of 1998, it became clearer that the Asian crisis was, in fact, negatively affecting U.S. corporate earnings and dampening U.S. economic growth. In effect, lower demand for U.S. goods from overseas markets and improved competitive positions for Asian companies constrained sales and earnings of U.S. exporters. As a result, fixed-income investors became more confident that the Federal Reserve would maintain short-term interest rates at current levels, and money market yields settled back to their previous lows.

   In this economic environment, yields of short-term municipal securities generally tracked the movements of yields of comparable U.S. Treasury bills. However, the market also responded to its own unique influences, most notably changes in the supply of newly issued securities. While issuance of longer-term municipal securities increased, the short end of the market saw a reduction of supply relative to one year ago. Favorable economic conditions, attractive rates in the longer end of the market and improved fiscal operations appear to have reduced the need for municipalities to finance their operating and capital needs with short-term debt. As a result, the diminished supply of new municipal notes that came to market in 1998 was quickly absorbed by tax-exempt money market funds.

   The relative shortage of short-term municipal notes was offset by increased issuance of tax-exempt variable-rate demand notes (VRDNs), which are securitized and issued by investment banks. As these "floaters" saturated the market, they became the most attractive alternative for investors seeking competitive yields from short-term tax-exempt securities.

   AS NOTES IN THE PORTFOLIO MATURED, WE REINVESTED THE PROCEEDS IN VRDNS to take advantage of their higher yields. As a result, the portfolio's average maturity declined from about 50 days at the start of the 12-month reporting period to as low as 35 days. By mid-1998, VRDNs comprised approximately 70% of the portfolio, with the remainder allocated among conventional notes and commercial paper. In July, when calls and redemptions of many tax-exempt notes made more cash available for reinvestment, increased demand for higher yielding tax-exempt money market securities caused rates to decline further. This reduced the yield advantage of longer-dated money market securities over shorter term securities. Accordingly, we found no reason to extend the average maturity of the portfolio by buying longer-dated notes.

   WE BELIEVE SHORT-TERM INTEREST RATES ARE LIKELY TO REMAIN NEAR CURRENT LEVELS FOR THE REMAINDER OF THE YEAR. If economic growth continues to moderate in the fourth quarter of 1998, as we expect, the Federal Reserve Board will have little reason to raise short-term interest rates, which they might otherwise do to forestall a reacceleration of inflation. In our opinion, the opposite is the more likely scenario: if the economy continues to slow, the Federal Reserve Board may eventually reduce short-term interest rates modestly in order to provide an economic stimulus.

  In the meantime, we remain encouraged by the strength of the short-term municipal securities market. In our analysis, the nation's municipalities are more fiscally sound than at any other time in recent memory. Even cities and towns that had persistent financial problems just a few years ago appear to be economically healthier. If this favorable credit environment continues, it should help us continue to deliver competitive after-tax returns consistent with capital preservation to our shareholders.

FUND FACTS

FUND OBJECTIVE
Provide high levels of current income which is exempt from Federal income taxes,* preservation of capital and liquidity

INVESTMENT ADVISER,                     DIVIDENDS
TAX FREE RESERVES PORTFOLIO             Declared daily, paid monthly
Citibank, N.A.

COMMENCEMENT OF OPERATIONS              CAPITAL GAINS
May 21, 1997                            Distributed annually, if any

NET ASSETS AS OF 8/31/98                BENCHMARKS
$207.3 million                          o Lipper Institutional Tax Exempt
                                          Money Funds Average
                                        o IBC Institutional Tax Free Funds
                                          Average

* A portion of the income may be subject to the Federal Alternative Minimum Tax
  (AMT). Consult your personal tax advisor.

FUND PERFORMANCE
TOTAL RETURNS



                                                                     SINCE
                                                         ONE     MAY 21, 1997
ALL PERIODS ENDED AUGUST 31, 1998                        YEAR     INCEPTION*
----------------------------------------------------------------------------
CitiFunds Institutional Tax Free Reserves                3.49%       3.51%
Lipper Institutional Tax Exempt Money Funds Average      3.31%       3.32%+

* Average Annual Total Return
+ From 5/31/97

7-DAY YIELDS
Annualized Current          3.25%
Effective                   3.30%

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven day period and assumes that the income is generated each week over a 365 day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized the income earned by the investment during that seven day period is assumed to be reinvested. The effective yield is slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note: A money market fund's yield more closely reflects the current earnings of the fund than does the total return.

IMPORTANT TAX INFORMATION -- For the fiscal year ended August 31, 1998 the Fund paid $0.03440 per share to shareholders from net investment income. For such period, the Fund designated all dividends paid as exempt-interest dividends. Thus, 100% of these distributions were exempt from Federal income tax. In addition, 12.7% of the dividends were derived from income earned from certain government obligations which may be subject to the Federal Alternative Minimum Tax (AMT).

COMPARISON OF 7-DAY YIELDS FOR CITIFUNDS INSTITUTIONAL TAX FREE
RESERVES VS. IBC INSTITUTIONAL TAX FREE FUNDS AVERAGE

As illustrated, CitiFunds Institutional Tax Free Reserves provided a similar annualized seven-day yield to that of a comparable IBC Money Fund Average, as published in IBC Money Fund ReportTM, for the one year period.

                                  CitiFunds     IBC Institutional
                                Institutional        Tax Free
                                   Tax Free            Funds
                                   Reserves           Average

                    9/02/97         3.21               3.17
                    4/11/97         3.49               3.36
                    1/06/98         3.64               3.52
                    3/10/98         3.30               3.16
                    5/12/98         3.62               3.44
                    7/14/98         3.15               2.95
                    8/31/98         3.25               3.09

Notes: The Fund seeks to maintain a stable $1.00 per share price, although there is no assurance that this will be so on a continuing basis. Fund shares are not insured or guaranteed by the U.S. Government. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of dividends. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's returns would have been lower.

CITIFUNDS INSTITUTIONAL TAX FREE RESERVES
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 1998
--------------------------------------------------------------------------------
ASSETS:
Investment in Tax Free Reserves Portfolio, at value (Note 1)        $207,725,160
--------------------------------------------------------------------------------
LIABILITIES:
Payable for shares of beneficial interest repurchased                     15,000
Dividends payable                                                        345,371
Accrued expenses and other liabilities                                    53,614
--------------------------------------------------------------------------------
    Total liabilities                                                    413,985
--------------------------------------------------------------------------------
NET ASSETS for 207,307,926 shares of beneficial interest
  outstanding                                                       $207,311,175
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital                                                     $207,307,926
Accumulated net realized gain                                              3,249
--------------------------------------------------------------------------------
    Total                                                           $207,311,175
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE            $1.00
================================================================================


CITIFUNDS INSTITUTIONAL TAX FREE RESERVES
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 1998
-------------------------------------------------------------------------------
INVESTMENT INCOME (Note 1A)
Income from Tax Free Reserves Portfolio                $3,802,717
Allocated expenses from Tax Free Reserves Portfolio      (155,662)
-------------------------------------------------------------------------------
                                                                     $3,647,055
EXPENSES:
Administrative fees (Note 3A)                             361,870
Shareholder Servicing Agents' fees (Note 3B)              103,392
Distribution fees (Note 4)                                103,392
Registration fees                                          39,237
Shareholder reports                                        31,539
Custody and fund accounting fees                           18,975
Audit fees                                                 16,900
Transfer agent fees                                        12,027
Legal fees                                                  6,399
Trustees' fees                                              5,401
Miscellaneous                                               4,844
-------------------------------------------------------------------------------
    Total expenses                                        703,976

Less aggregate amounts waived by Administrator,
  Shareholder Servicing Agents, and Distributor
  (Notes 3A, 3B and 4)                                   (568,654)
Expenses assumed by the Administrator (Note 7)            (33,130)
-------------------------------------------------------------------------------
    Net expenses                                                        102,192
-------------------------------------------------------------------------------
Net investment income                                                 3,544,863
NET REALIZED GAIN ON INVESTMENTS FROM TAX FREE
  RESERVES PORTFOLIO                                                      3,249
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $3,548,112
===============================================================================

See notes to financial statements

CITIFUNDS INSTITUTIONAL TAX FREE RESERVES
STATEMENT OF CHANGES IN NET ASSETS

                                                                    MAY 21, 1997
                                                                   (COMMENCEMENT
                                                YEAR ENDED     OF OPERATIONS) TO
                                              AUGUST 31, 1998    AUGUST 31, 1997
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                          $   3,544,863       $    547,499
Net realized gain on investments                       3,249                 --
-------------------------------------------------------------------------------
Net increase in net assets from operations         3,548,112            547,499
-------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                             (3,544,863)          (547,499)
-------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
AT NET ASSET VALUE OF $1.00 PER SHARE (Note 5):
Proceeds from sale of shares                     426,509,070        129,951,030
Net asset value of shares issued to
  shareholders from reinvestment of dividends      1,493,140            305,207
Cost of shares repurchased                      (280,741,925)       (70,208,596)
-------------------------------------------------------------------------------
Net increase in net assets from transactions
  in shares of beneficial interest               147,260,285         60,047,641
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                       147,263,534         60,047,641
NET ASSETS:
Beginning of period                               60,047,641                 --
-------------------------------------------------------------------------------
End of period                                  $ 207,311,175       $ 60,047,641
===============================================================================

CITIFUNDS INSTITUTIONAL TAX FREE RESERVES
FINANCIAL HIGHLIGHTS

                                                                    MAY 21, 1997
                                                                   (COMMENCEMENT
                                                YEAR ENDED     OF OPERATIONS) TO
                                              AUGUST 31, 1998    AUGUST 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, beginning of period             $ 1.00000            $ 1.00000
Net investment income                              0.03440              0.00984
Less dividends from net investment income         (0.03440)            (0.00984)
-------------------------------------------------------------------------------
Net Asset Value, end of period                   $ 1.00000            $ 1.00000
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)        $ 207,311            $  60,048
Ratio of expenses to average net assets+           0.25%               0.25%*
Ratio of net investment income to average net
  assets+                                          3.43%               3.47%*
Total return                                         3.49%              0.99%**

Note: If agents of the Fund and agents of Tax Free Reserves Portfolio had not waived all or a portion of their fees and Administrator had not voluntarily assumed expenses during the period indicated, the net investment income per share and the ratios would have been as follows:

Net investment income per share                  $ 0.02718            $ 0.00729
RATIOS:
Expenses to average net assets+                    0.97%               1.15%*
Net investment income to average net
  assets+                                          2.71%               2.57%*
===============================================================================

 + Includes the Fund's share of Tax Free Reserves Portfolio's allocated expenses.
 * Annualized
** Not Annualized

See notes to financial statements

CITIFUNDS INSTITUTIONAL TAX FREE RESERVES
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES CitiFunds Institutional Tax Free Reserves (the "Fund") is a separate non-diversified series of CitiFunds Institutional Trust (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective January 2, 1998 Landmark Institutional Tax Free Reserves changed its name to CitiFunds Institutional Tax Free Reserves. The Trust also changed its name from Landmark Institutional Trust to CitiFunds Institutional Trust. The Fund invests all of its investable assets in Tax Free Reserves Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. Citibank is a wholly-owned subsidiary of Citicorp. Citicorp announced its intention to merge with The Travelers Group. The merger is expected to occur on or about October 8, 1998.

   CFBDS, Inc. ("CFBDS", formerly Landmark Funds Broker-Dealer Services, Inc.) acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

   The Trust seeks to achieve the Fund's investment objective of a high level of current income which is exempt from federal income taxes, consistent with preservation of capital and liquidity, by investing all of its investable assets in the Portfolio, an open-end, non-diversified management investment company having the same investment objective as the Fund. The value of such investment reflects the Fund's proportionate interest (approximately 28.7% at August 31, 1998) in the net assets of the Portfolio.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:

   A. Investment Income The Fund earns income, net of Portfolio expenses, daily on its investment in the Portfolio.

   B. Federal Taxes The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its net investment income. Accordingly, no provision for federal income or excise tax is necessary. Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

   C. Expenses The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and CFBDS.

2. DIVIDENDS The net income of the Fund is determined once daily, as of 12:00 noon, Eastern standard time, and all of the net income of the Fund so determined is declared as a dividend to shareholders of record at the time of such determination. Dividends are distributed in the form of additional shares of the Fund or, at the election of the shareholder, in cash (subject to the policies of the shareholder's Shareholder Servicing Agent) on or prior to the last business day of the month.

3. ADMINISTRATIVE SERVICES PLAN The Fund has adopted an Administrative Services Plan which provides that the Trust, on behalf of each Fund, may obtain the services of an Administrator, one or more Shareholder Servicing Agents, and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Trust's Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund and the fees paid to the Shareholder Servicing Agents from the Fund may not exceed 0.45% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. For the year ended August 31, 1998, Management agreed to voluntarily limit Fund expenses to 0.25%.

   A. Administrative Fees Under the terms of an Administrative Services Agreement, CFBDS is entitled to an administrative fee, as compensation for overall administrative services and general office facilities, which is computed at the annual rate of 0.35% of the Fund's average daily net assets. Administrative fees amounted to $361,870, all of which was voluntarily waived for the year ended August 31, 1998. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from CFBDS as from time to time is agreed to by CFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers and a director of the Administrator or its affiliates.

   B. Shareholder Servicing Agent Fees The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives a fee from the Fund, which may be paid periodically, but may not exceed, on an annualized basis, an amount equal to 0.10% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. The Shareholder Servicing Agent fees amounted to $103,392, all of which was voluntarily waived for the year ended August 31, 1998.

4. DISTRIBUTION FEE The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated in connection with the sale of shares of the Fund, at an annual rate not to exceed 0.10% of the Fund's average daily net assets of the Fund. The distribution fees amounted to $103,392, all of which was voluntarily waived for the year ended August 31, 1998.

5. SHARE OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value).

6. INVESTMENT TRANSACTIONS Increases and decreases in the Fund's investment in the Portfolio aggregated $407,508,837 and $263,554,442, respectively, for the year ended August 31, 1998.

7. ASSUMPTION OF EXPENSES CFBDS has voluntarily agreed to pay a portion of the unwaived expenses of the Fund for the year ended August 31, 1998, which amounted to $33,130.

CITIFUNDS INSTITUTIONAL TAX FREE RESERVES
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF
CITIFUNDS INSTITUTIONAL TAX FREE RESERVES:

   We have audited the accompanying statement of assets and liabilities of CitiFunds Institutional Tax Free Reserves, a separate series of CitiFunds Institutional Trust (the "Trust") (a Massachusetts business trust), as of August 31, 1998, the related statements of operations for the year then ended, the statement of changes in net assets for the year ended August 31, 1998 and for the period from May 21, 1997 (commencement of operations) to August 31, 1997, and the financial highlights for the year ended August 31, 1998 and for the period from May 21, 1997 (commencement of operations) to August 31, 1997. The financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CitiFunds Institutional Tax Free Reserves at August 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 6, 1998

TAX FREE RESERVES PORTFOLIO
PORTFOLIO OF INVESTMENTS                                         August 31, 1998
                                                 PRINCIPAL
                                                  AMOUNT
ISSUER                                        (000'S OMITTED)          VALUE
-------------------------------------------------------------------------------

TAX-EXEMPT COMMERCIAL PAPER  --  3.1%
-------------------------------------------------------------------------------
Dallas, Texas, 3.55% due 10/15/98                $  6,140          $  6,140,000
Houston, Texas, Airport System Revenue, AMT,
  3.55% due 11/17/98                                3,000             3,000,000
Montgomery County, Pennsylvania,
  Municipal Securities Trust Certificates,
  3.77% due 10/05/98                               10,000            10,000,000
Venango, Pennsylvania, Industrial Development
  Revenue, AMT, 3.55% due 11/16/98                  3,300             3,300,000
                                                                   ------------
                                                                     22,440,000
                                                                   ------------
GENERAL OBLIGATION BONDS AND NOTES  --  3.3%
--------------------------------------------
Broward County, Florida, School District,
  7.125% due 2/15/99                                  150               155,155
Chicago, Illinois, 3.55% due 10/29/98               7,200             7,199,745
Chicago, Illinois, 3.65% due 12/03/98               2,500             2,500,000
Chicago, Illinois, 3.55% due 2/04/99                5,000             4,999,041
Clark County, Ohio, 4.20% due 4/01/99                 490               491,096
Dade County, Florida, School District,
  7.10% due 7/01/99                                 1,000             1,048,583
Georgia State,  7.70% due 2/01/99                   2,165             2,201,580
Georgia State, 6.30% due 3/01/99                    2,000             2,026,745
Honolulu, Hawaii, 6.90% due 10/01/98                1,025             1,042,958
Houston, Texas, 6.50% due 2/01/99                   1,000             1,011,913
Mecklenburg County, North Carolina,
  4.70% due 3/01/99                                 1,025             1,030,683
Seattle, Washington, 4.50% due 9/01/98                465               465,000
                                                                   ------------
                                                                     24,172,499
                                                                   ------------

-------------------------------------------------------------------------------

ANNUAL AND SEMI-ANNUAL TENDER REVENUE
BONDS AND NOTES (PUTS)  --  12.5%
-------------------------------------------------------------------------------
Austin, Texas, Utilities System Revenue,
  7.25% due 11/15/98                             $    300          $    307,960
Brazos River, Texas Harbor, 6.50% due 8/15/99         350               358,733
Charlotte, North Carolina, Certificates of
  Participation, 4.00% due 9/01/98                  1,000             1,000,000
Chicago, Illinois, Metropolitan Water
  Reclamation District, 7.25% due 1/01/99           1,200             1,213,726
Chicago, Illinois, Public Building Commercial
  Revenue, 7.75% due 1/01/99                        1,530             1,579,696
Clark County, Kentucky, Pollution Control
  Revenue, 3.60% due 10/15/98                       7,500             7,500,000
Cobb County, Georgia, School District,
  4.00% due 12/31/98                                1,500             1,501,246
Colorado Springs, Colorado, Utilities Revenue,
  5.40% due 11/15/98                                1,315             1,319,598
Dade County, Florida, Water and Sewer System
  Revenue, 4.50% due 10/01/98                         350               350,180
Dade County, Florida, Water and Sewer System
  Revenue, 12.00% due 10/01/98                      2,000             2,013,079
East Stroudsburg, Pennsylvania,
  4.50% due 11/15/9                                 1,000             1,001,785
Florida State, Dividend Bond Financial
  Department, 5.00% due 7/01/99                     4,900             4,963,832
Fort Smith, Arizona, Sales and Use Tax,
  4.00% due 12/01/98                                  480               480,000
Hamilton, Ohio, Electric System Revenue,
  8.00% due 10/15/98                                  400               410,035
Hawaii State, Airports System Revenue,
  5.40% due 7/01/99                                 1,000             1,015,410
Illinois State, Health Facilities Authority
  Revenue, 7.25% due 4/01/99                          500               519,233
Illinois State, Sales Tax Revenue,
  7.00% due 6/15/99                                 1,000             1,045,889
Indianapolis, Illinois, Airport Authority
  Revenue, 5.00% due 7/01/99                          250               252,420
Intermountain Power Agency Revenue,
  5.50% due 7/01/99                                 1,000             1,015,770
Jonesboro, Arkansas, Sales and Use Tax,
  3.90% due 11/15/98                                1,000             1,000,000
Louisiana Public Facilities Authority,
  4.40% due 12/10/98                                4,000             4,006,011
Marion County, Tennessee, Industrial
  Environmental, AMT, 3.65% due 2/01/99             2,500             2,500,000
Maryland State Department of Transportation,
  6.375% due 11/01/98                               2,000             2,009,227
Maryland State Department of Transportation,
  6.80% due 11/15/98                                1,000             1,021,369
Massachusetts State Health and Educational
  Facilities, 7.25% due 12/01/98                      500               514,142
Massachusetts State Health and Educational
  Facilities, 7.375% due 12/01/98                   1,995             2,052,265
Mecklenburg County, North Carolina,
  6.20% due 1/01/99                                 1,000             1,008,451
Michigan State, Building Authority Revenue,
  4.00% due 10/15/98                                  575               575,243
Michigan State, Trunk Line, 7.00% due 8/15/99       1,500             1,577,474
Michigan State, Underground Storage,
  5.00% due 5/01/99                                 3,000             3,029,820
Milwaukee, Wisconsin, Metro Sewer District,
  6.50% due 10/01/98                                1,000             1,002,313
Minnesota Water Pollution Control
  Revenue, 5.00% due 3/01/99                        2,170             2,184,711
Nashville, Tennessee, Health and Educational
  Facilities, 3.75% due 1/15/99                     4,000             4,000,000
New Berlin, Wisconsin, 4.50% due 12/01/98           1,105             1,106,999
Newport News, Virginia, 6.875% due 12/01/98         1,700             1,751,699
North Little Rock, Arkansas, Industrial
  Development, 3.358% due 2/01/99                     750               750,000
Ohio State Public Facilities Authority,
  4.50% due 11/01/98                                5,000             5,007,297
Ohio State Public Facilities Authority,
  5.00% due 11/01/98                                1,000             1,002,110
Oklahoma State Water Resource Board State
  Loan Revenue, 3.55% due 9/01/98                   4,425             4,425,000
Orlando, Florida, Waste Water System Revenue,
  5.00% due 10/01/98                                  300               300,262
Port Seattle, Washington, AMT,
  4.80% due 5/01/99                                 1,400             1,410,390
Pulaski County, Kentucky, Solid Waste
  Disposal Revenue, AMT, 3.60% due 2/15/99          4,800             4,800,000
San Antonio, Texas, 8.00% due 8/01/99               1,000             1,039,440
Washington D.C., Airport Authority
  Revenue, AMT, 6.80% due 10/01/98                  1,000             1,002,409
Washington State, 7.70% due 12/01/98                1,000             1,009,703
Washington State, Housing Finance
  Community, AMT, 3.90% due 12/15/98                  310               310,000
Washington State, Public Power Supply,
  6.00% due 7/01/99                                 1,525             1,555,217
Washington State, Public Power Supply,
  7.50% due 7/01/99                                   450               472,343
Washington Suburban Sanitation District,
  7.00% due 12/01/98                                2,500             2,544,243
Western Minnesota Municipal Power Supply Agency,
  10.25% due 1/01/99                                  600               612,674
York County, South Carolina, Pollution
    Control, 3.50% due 9/15/98                      7,000             7,000,000
                                                                   ------------
                                                                     90,429,404
                                                                   ------------
REVENUE, TAX, BOND AND TAX
REVENUE ANTICIPATION NOTES  --  2.0%
-------------------------------------------------------------------------------
Butts County, Georgia, School District,
  3.85% due 9/01/98                                 1,390             1,390,000
Iowa State School Cash Anticipation
    Program, 4.25% due 1/28/99                      5,970             5,986,016
Kentucky, TRAN'S, 4.50% due 6/25/99                 2,800             2,822,268
Michigan State, TRAN'S, 4.50% due 9/30/98           4,500             4,503,133
                                                                   ------------
                                                                     14,701,417
                                                                   ------------
VARIABLE RATE DEMAND NOTES*  --  78.9%
-------------------------------------------------------------------------------
ABN Amaro Munitops Certificates Trust,
  due 4/05/06                                       5,000             5,000,000
ABN Amaro Munitops Certificates Trust, AMT,
  due 7/05/06                                       2,000             2,000,000
Alexandria, Virginia, Industrial Development
  Authority, due 7/01/26                            1,300             1,300,000
Allegheny County, Pennsylvania Industrial
  Development, due 7/01/27                          2,400             2,400,000
Allegheny County, Pennsylvania Sanitation
  Authority Sewer, due 12/01/24                     7,000             7,000,000
Allendale County, South Carolina, Industrial
  Revenue, due 8/01/01                              3,900             3,900,000
Arapahoe County, Colorado, Revenue Authority,
  due 7/01/07                                       1,955             1,955,000
Ashe County, North Carolina, Industrial
  Facilities and Pollution, due 7/01/10             2,100             2,100,000
Atlanta, Georgia, Railroad Transit, AMT,
  due 7/01/10                                       2,300             2,300,000
Beloit, Kansas, Industrial Development
  Authority, AMT, due 12/01/16                      3,100             3,100,000
Bexar County, Texas, Health Facilities
  Development, due 7/11/11                            915               915,000
Bexar County, Texas, Housing Finance Authority,
  due 9/15/26                                       1,900             1,900,000
Brooks County, Georgia, Development Authority
  Revenue, due 3/01/18                              2,000             2,000,000
California Pollution Control Financing,
  due 10/01/11                                        600               600,000
Capital Projects Financial Authority Revenue,
  due 8/01/17                                       1,700             1,700,000
Capital Projects Financial Authority Revenue,
  due 7/01/27                                       3,300             3,300,000
Carrollton, Georgia, Payroll Development
  Authority, due 3/01/15                            1,750             1,750,000
Carthage, Missouri, Industrial Development
  Authority Revenue, due 4/01/07                    2,000             2,000,000
Carthage, Missouri, Industrial Development
  Authority Revenue, AMT, due 9/01/30               2,000             2,000,000
Cherokee County, South Carolina, Industrial
  Revenue, AMT, due 8/01/19                           200               200,000
Chicago, Illinois, due 1/01/27                     23,900            23,900,000
Clarksville, Tennessee, Public Building
  Authority, due 10/01/25                             980               980,000
Clayton County, Georgia, Housing Authority,
  due 1/01/21                                         865               865,000
Clipper Tax Exempt Trust, AMT, due 3/01/15          3,035             3,035,000
Clipper Tax Exempt Trust, AMT, due 3/01/16          3,500             3,500,000
Colorado Health Facilities Authority Revenue,
  due 2/01/22                                      15,995            15,995,000
Colorado Housing Finance Authority, due 2/15/28     2,000             2,000,000
Columbus, Georgia, Housing Authority
    Revenue, due 11/01/17                             850               850,000
Connecticut State, due 3/15/12                      2,000             2,000,000
Connecticut State, Health & Educational
  Facilities, due 7/01/27                           1,500             1,500,000
Coweta County, Georgia, Pollution Development
  Authority, due 9/01/26                            1,600             1,600,000
Crossett, Arizona, Pollution Control Revenue,
  due 10/01/98                                      3,500             3,500,000
Dallas, Fort Worth, Texas, Regional
  Airport, AMT, due 11/01/23                        1,000             1,000,000
Dauphin County, Pennsylvania, General Authority
  Revenue, due 10/01/27                             5,000             5,000,000
Davidson County, North Carolina, Industrial
  Facilities, due 7/01/20                           2,140             2,140,000
De Kalb County, Georgia, Industrial Development
  Revenue, due 8/01/00                              1,500             1,500,000
De Kalb County, Georgia, Industrial
  Development Revenue, due 2/01/18                  1,100             1,100,000
De Kalb County, Georgia, Multifamily Housing
  Revenue, due 6/01/25                              4,300             4,300,000
District of Columbia, due 6/01/03                     400               400,000
District of Columbia, Housing Mortgage Revenue,
  due 6/01/28                                       8,100             8,100,000
District of Columbia, Revenue, due 10/01/15           500               500,000
Effingham County, Georgia, Development Authority,
  due 4/01/37                                       2,400             2,400,000
Eloy, Arizona, Industrial Development Authority
  Revenue, AMT, 8/01/20                             1,000             1,000,000
Farmington, New Mexico, Pollution Control
  Revenue, 12/01/16                                 7,000             7,000,000
Fayetteville, Arkansas, Industrial
  Development, AMT, due 12/01/04                    1,100             1,100,000
Forsyth County, Georgia, Industrial
  Development Revenue, due 1/01/07                  2,000             2,000,000
Fort Wayne, Indiana, Economic Development
  Revenue, due 12/01/03                             1,000             1,000,000
Fort Wayne, Indiana, Hospital Authority Revenue,
  due 1/01/16                                       1,000             1,000,000
Fulton County, Georgia, Development Authority,
  due 12/01/12                                      5,000             5,000,000
Fulton County, Georgia, Development Authority
  Revenue, due 2/01/18                              2,000             2,000,000
Fulton County, Georgia, Industrial Development
  Authority, AMT, due 6/01/27                         500               500,000
Gage County, Nevada, Industrial Development
  Revenue, AMT, due 10/10/17                        1,000             1,000,000
Garfield County, Oklahoma, Industrial
  Authority, AMT, due 10/01/15                      1,000             1,000,000
Gila County, Arizona, Industrial Development
  Authority, due 11/01/25                           1,865             1,865,000
Gordon County, Georgia, Industrial Development
  Authority Revenue, due 8/01/17                    1,000             1,000,000
Grant Parish, Louisiana, Industrial Development
  Revenue, AMT, due 10/01/21                        1,000             1,000,000
Grapevine, Texas, Industrial Development Corp.
  Revenue, due 12/01/24                             1,200             1,200,000
Green River, Wyoming, Pollution Control
  Revenue, AMT, due 10/01/18                          400               400,000
Gulf Breeze, Florida, Revenue, due 3/31/21          4,825             4,825,000
Gwinett County, Georgia, Industrial Development
  Revenue, due 6/01/05                              1,500             1,500,000
Gwinett County, Georgia, Industrial Development
  Revenue, due 3/01/17                                700               700,000
Halifax County, North Carolina, Industrial
  Facilities, AMT, due 12/01/19                     1,500             1,500,000
Henderson, Nevada, Health Care Facilities
  Revenue, due 7/01/20                                700               700,000
Hernando County, Florida, Industrial Development
  Revenue, due 12/01/04                             4,550             4,550,000
Illinois Development, due 11/01/17                  2,725             2,725,000
Illinois Health Facilities Authority Revenue,
  due 11/01/20                                      1,600             1,600,000
Inland, Florida, Protection Financial Corp.,
  due 1/01/04                                       4,320             4,320,000
Jackson, Mississippi, Industrial Development
  Revenue, due 12/01/15                             2,650             2,650,000
Jasper County, Missouri, Industrial Development
  Authority, AMT, due 10/01/27                      1,000             1,000,000
Jefferson Parish, Louisiana, Hospital
  District 2, due 12/01/15                          2,700             2,700,000
Johnson City, Tennessee Health, due 10/27/99        5,000             5,000,000
Kansas City, Missouri, Industrial Development
  Hospital, due 4/15/15                               500               500,000
Kentucky Economic Development Finance
    Authority, due 11/01/20                         3,000             3,000,000
Kentucky State Turnpike Authority, Resource
    Recovery, due 7/01/03                           8,690             8,690,000
Knox County, Tennessee, Health Educational
  Hospital Facilities, due 12/01/27                 8,000             8,000,000
Knox County, Tennessee, Industrial Development
  Board Revenue, AMT, due 10/01/00                  1,400             1,400,000
Kohler, Wisconsin, Industrial Sewer
  Facilities, AMT,  due 9/01/17                     4,000             4,000,000
Long Island Power Authority, due 5/01/33            4,100             4,100,000
Louisa County, Virginia, Industrial Development
  Authority, due 1/01/20                              900               900,000
Louisiana Housing Finance Agency Mortgage
  Revenue, AMT, due 6/01/27                         5,390             5,390,000
Macon, Trust Pooled Receipts, due 3/03/07          33,460            33,460,000
Madison, Wisconsin, Community Development
  Authority, due 6/01/22                            1,105             1,105,000
Marshfield, Wisconsin, Industrial Development
  Revenue, due 12/01/14                             2,500             2,500,000
Mason County, Kentucky, Pollution Control,
  due 10/15/14                                      2,950             2,950,000
Massachusetts State Turnpike Authority,
  due 1/01/17                                          80                80,000
Mecklenburg County, North Carolina, Industrial
    Facilities, due 9/01/14                         2,000             2,000,000
Mississippi Home Corp., Single Family,
  due 11/01/29                                      3,305             3,305,000
Mississippi Home Corp., Single Family, AMT,
  due 6/01/28                                       3,485             3,485,000
Missouri State, Health and Educational
  Facilities Revenue, due 7/01/18                   3,700             3,700,000
Missouri State, Health and Educational
  Facilities Revenue, due 8/15/21                   1,100             1,100,000
Moorhead, Minnesota, Solid Waste Disposal, AMT,
  due 4/01/12                                       3,000             3,000,000
Morgan Keegan Municipal Productions, AMT,
  due 5/06/99                                       3,685             3,685,000
Multi-State Municipal Securities Trust
  Certificates, due 3/01/01                         9,140             9,140,000
Multi-State Municipal Securities Trust
  Certificates, due 12/01/03                        8,380             8,380,000
Municipal Tax Exempt Trust Receipts
  due 10/01/30                                     14,500            14,500,000
Municipal Tax Exempt Trust Receipts due 10/01/32   17,250            17,250,000
Nash County, North Carolina, due 12/01/14           1,000             1,000,000
Nashville, Tennessee, due 5/15/25                   6,450             6,450,000
Nevada Business & Industry Development
  Revenue, AMT, due 8/01/20                           910               910,000
New Hampshire Highway, Educational and Health
  Facilities, due 6/01/23                           5,945             5,945,000
New Hampshire State Industrial Development
  Authority, AMT, due 1/01/18                       1,325             1,325,000
New Hanover County, North Carolina, due 3/01/14     2,250             2,250,000
New Jersey Economic Development Authority, AMT,
  due 12/15/98                                      6,000             6,000,000
New York MTA Trust Receipts, due 1/01/18            2,400             2,400,000
New York MTA Trust Receipts, due 1/01/22            1,600             1,600,000
New York State, due 7/01/15                         1,000             1,000,000
New York State, due 2/01/19                         1,125             1,125,000
New York State, due 8/01/19                         1,300             1,300,000
New York State, due 8/01/20                         2,100             2,100,000
New York State, due 8/01/21                         2,600             2,600,000
New York State Medical Care Facilities
  Finance Authority, due 8/15/22                    1,000             1,000,000
North Carolina Medical Care Hospital Authority,
  due 10/01/13                                        200               200,000
North Little Rock, Arkansas, Health Facilities,
  due 12/01/21                                      1,700             1,700,000
Oak Creek, Wisconsin, Industrial Development
  Authority, due 12/01/07                           1,700             1,700,000
Ohio Housing Finance Agency Revenue, AMT,
  due 3/01/99                                       6,000             6,000,000
Orange County, Florida, Industrial Development
  Authority, due 1/01/11                              450               450,000
Peoria, Illinois, Health Care Facilities Revenue,
  due 5/01/17                                       1,380             1,380,000
Person County, North Carolina, Pollution
  Control Authority, due 11/01/19                   3,000             3,000,000
Philadelphia, Pennsylvania, Airport Revenue,
  due 6/15/10                                       3,915             3,915,000
Piedmont, South Carolina, Municipal Power
  Agency, due 1/01/25                               4,700             4,700,000
Pinal County, Arizona, Pollution Control
  Revenue, due 12/01/09                             1,200             1,200,000
Pinellas County, Florida, Health Facilities
  Authority, due 12/01/15                           1,000             1,000,000
Pitney Bowes Corp., due 11/13/02                    1,873             1,872,640
Pitt County, North Carolina, Industrial
  Facilities and Pollution, AMT,
  due 5/01/18                                       3,000             3,000,000
Port Arthur, Texas, Navigation District,
  due 10/01/24                                        300               300,000
Puerto Rico Electricity Power Authority,
  due 7/01/22                                       1,200             1,200,000
Rhode Island State Industrial Facilities
  Corp., AMT, due 6/01/05                           3,850             3,850,000
Rhode Island State Industrial Facilities Corp.,
  due 11/01/05                                      4,240             4,240,000
Richmond, Virginia, Redevelopment and Housing
    Authority, due 11/01/05                         5,355             5,355,000
Richmond, Virginia, Redevelopment and
  Housing Authority, due 11/01/29                   7,000             7,000,000
Roswell, Georgia, Multifamily
  Housing Authority, due 8/01/27                    2,500             2,500,000
Rutherford County, Tennessee, Industrial
  Development, AMT, due 12/01/03                    1,500             1,500,000
Saline County, Nebraska, Industrial Development
  Revenue, AMT, due 10/01/11                        1,000             1,000,000
Savannah, Illinois, Industrial Development
  Revenue, due 6/01/04                                600               600,000
Scotland County, North Carolina, Industrial
  Facilities, AMT, due 5/01/18                      1,350             1,350,000
Seattle, Washington, Municipal Lighting and
  Power Revenue, due 11/01/18                         900               900,000
Sevier County, Tennessee, Public Building
  Authority, due 6/01/05                            8,000             8,000,000
Sevier County, Tennessee, Public Building
  Authority, due 6/01/12                            2,590             2,590,000
Sevier County, Tennessee, Public Building
  Authority, due 6/01/17                            3,255             3,255,000
Sevier County, Tennessee, Public Building
  Authority, due 6/01/21                            3,400             3,400,000
Sevier County, Tennessee, Public Building
  Authority, due 6/01/27                            2,500             2,500,000
Shelby County, Tennessee, due 12/01/10             11,725            11,725,000
Sikeston, Missouri, Electricity Revenue
    Authority, due 6/01/22                         10,098            10,098,000
South Carolina Jobs Economic Development,
  AMT, due 11/01/10                                 3,400             3,400,000
South Carolina Jobs Economic Development, AMT,
  due 12/01/12                                        300               300,000
South Carolina Jobs Economic Development, AMT,
  due 4/01/17                                         300               300,000
Southeastern Oklahoma Industrial Development
  Authority, due 6/01/16                            3,400             3,400,000
St. Charles Parish, Louisiana, Pollution
    Revenue, due 3/01/24                           10,725            10,725,000
State of Utah, General Obligations, AMT,
  due 7/01/22                                       3,330             3,330,000
Tarrant County, Texas, Health Facilities
    Development, due 2/15/17                        8,700             8,700,000
Tarrant County, Texas, Health Facilities
    Development, due 11/15/26                         980               980,000
Texas State, due 10/01/02                           4,950             4,950,000
Texas State, due 4/01/20                            9,440             9,440,100
Texas State, Department of Housing
  and Community, due 3/01/17                        1,995             1,995,000
Texas State, Turnpike Authority, due 1/01/23        3,000             3,000,000
Tipton, Indiana, Economic Development Revenue,
  due 7/01/22                                       1,045             1,045,000
Traill County, North Dakota, Industrial
  Development, AMT, due 12/01/11                    1,000             1,000,000
Traill County, North Dakota, Industrial
  Development, AMT, due 12/11/11                    1,000             1,000,000
Traill County, North Dakota, Solid Waste, AMT,
  due 12/01/11                                      6,100             6,100,000
Utah State Board of Regents, due 11/01/25             900               900,000
Utah State Housing Finance Agency, due 7/01/22      1,245             1,245,000
Vermont Industrial Development Authority,
  due 12/01/11                                        800               800,000
Walton County, Georgia, Industrial Building
  Authority, due 10/01/00                           1,050             1,050,000
Walton County, Georgia, Industrial Building
  Authority, due 10/01/02                           1,080             1,080,000
Walton County, Georgia, Industrial Building
  Authority, due 10/01/17                             700               700,000
Washington State Health Care Facilities
    Revenue, due 1/01/18                            5,540             5,540,000
Washington State Health Care Facilities
    Revenue, due 1/01/23                              200               200,000
Wayne Charter County, Michigan, Airport
  Revenue, AMT, due 12/01/09                       12,865            12,865,000
Whitfield County, Georgia, Development
  Authority Revenue, AMT, due 11/01/17              1,000             1,000,000
Winchester, Kentucky, Industrial
  Building, AMT, due 10/01/18                       2,300             2,300,000
Wisconsin Housing and Economic Development,
  due 9/01/26                                       3,870             3,870,000
                                                                   ------------
                                                                    570,740,740
                                                                   ------------

TOTAL INVESTMENTS, AT AMORTIZED COST                 99.8%          722,484,060
OTHER ASSETS, LESS LIABILITIES                        0.2             1,374,345
                                                    ---------------------------
NET ASSETS                                          100.0%         $723,858,405
                                                    ===========================
AMT-Subject to Alternative Minimum Tax

* Variable rate demand notes have a demand feature under which the fund could tender them back to the issuer on no more than 7 day's notice.

See notes to financial statements.

TAX FREE RESERVES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 1998
-------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost and value (Note 1A)                 $722,484,060
Cash                                                                     58,305
Interest receivable                                                   5,898,496
-------------------------------------------------------------------------------
    Total assets                                                    728,440,861
-------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                     4,465,364
Payable to affiliate -- Investment Advisory fees (Note 2A)               75,574
Accrued expenses and other liabilities                                   41,518
-------------------------------------------------------------------------------
    Total liabilities                                                 4,582,456
-------------------------------------------------------------------------------
NET ASSETS                                                         $723,858,405
-------------------------------------------------------------------------------
REPRESENTED BY:
Capital paid-in for beneficial interests                           $723,858,405
===============================================================================


TAX FREE RESERVES PORTFOLIO
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 1998
------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B)                                        $21,440,138
EXPENSES:
Investment Advisory fees (Note 2A)                   $1,164,274
Administrative fees (Note 2B)                           291,069
Custody and fund accounting fees                        186,461
Audit fees                                               17,800
Trustees' fees                                           12,338
Legal fees                                                1,329
Miscellaneous                                             7,054
------------------------------------------------------------------------------
    Total expenses                                    1,680,325
Less aggregate amounts waived by Investment
  Advisor and Administrator (Notes 2A and 2B)          (796,055)
Less fees paid indirectly (Note 1D)                     (11,532)
------------------------------------------------------------------------------
    Net expenses                                                       872,738
------------------------------------------------------------------------------
Net investment income                                               20,567,400
NET REALIZED GAIN ON INVESTMENTS                                        17,001
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $20,584,401
==============================================================================


See notes to financial statements

TAX FREE RESERVES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR ENDED AUGUST 31,
                                                      ---------------------------------
                                                           1998               1997
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                 $   20,567,400      $  14,529,341
Net realized gain on investments                              17,001              4,286
---------------------------------------------------------------------------------------
Increase in net assets from operations                    20,584,401         14,533,627
---------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Proceeds from contributions                            1,069,295,431        574,845,460
Value of withdrawals                                    (849,651,201)      (477,920,393)
---------------------------------------------------------------------------------------
Net increase in net assets from capital
  transactions                                           219,644,230         96,925,067
---------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                               240,228,631        111,458,694
NET ASSETS:
Beginning of period                                      483,629,774        372,171,080
---------------------------------------------------------------------------------------
End of period                                         $  723,858,405      $ 483,629,774
=======================================================================================


TAX FREE RESERVES PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                        YEAR ENDED AUGUST 31,
                                         ----------------------------------------------------
                                           1998       1997       1996       1995       1994
---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's
  omitted)                               $723,858   $483,630   $372,171   $394,222   $233,108
Ratio of expenses to average net assets     0.15%      0.19%      0.30%      0.32%      0.31%
Ratio of net investment income to
  average net assets                        3.53%      3.46%      3.31%      3.55%      2.33%

Note: If Agents of the Portfolio had not voluntarily waived a portion of their fees during the periods indicated and the expenses were not reduced for fees paid indirectly for the years after August 31, 1995, the ratios would have been as follows:

RATIOS:
Expenses to average net assets              0.29%      0.31%      0.32%      0.32%      0.32%
Net investment income to average net
  assets                                    3.39%      3.35%      3.29%      3.55%      2.32%
=============================================================================================

See notes to financial statements

TAX FREE RESERVES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES Tax Free Reserves Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, non-diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. CFBDS, Inc. ("CFBDS"), (formerly Landmark Funds Broker-Dealer Services, Inc.) acts as the Portfolio's Administrator. Citibank, N.A. ("Citibank") acts as the Investment Adviser. Citibank is a wholly-owned subsidiary of Citicorp. Citicorp announced its intention to merge with The Travelers Group. The merger is expected to occur on or about October 8, 1998.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The significant accounting policies consistently followed by the Portfolio are as follows:

   A. Valuation of Investments Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Portfolio's use of amortized cost is subject to the Portfolio's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

   B. Investment Income and Expenses Investment income consists of interest accrued and discount earned (including both original issue and market discount), adjusted for amortization of premium, on the investments of the Portfolio. Expenses of the Portfolio are accrued daily.

   C. Federal Income Taxes The Portfolio's policy is to comply with the applicable provisions of the Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

   D. Fees Paid Indirectly The Fund's custodian bank calculates its fees based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

   E. Other Purchases, maturities and sales, of money market instruments are accounted for on the date of the transaction.

2. INVESTMENT ADVISORY FEE AND ADMINISTRATIVE FEE
   A. Investment Advisory Fee The investment advisory fee paid to Citibank, as compensation for overall investment management services, amounted to $1,164,274, of which $504,986 was voluntarily waived for the year ended August 31, 1998. The investment advisory fee is computed at the annual rate of 0.20% of the Portfolio's average daily net assets.

   B. Administrative Fee Under the terms of an Administrative Services Agreement, the administrative fee payable to the Administrator, as compensation for overall administrative services and general office facilities, is computed at the annual rate of 0.05% of the Portfolio's average daily net assets and amounted to $291,069, all of which was voluntarily waived for the year ended August 31, 1998. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Administrator or its affiliates.

3. INVESTMENT TRANSACTIONS Purchases, and maturities and sales of money market instruments, exclusive of securities purchased subject to repurchase agreements, aggregated $1,907,277,518 and $1,685,688,833, respectively, for the year ended August 31, 1998.

4. FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES The cost of investment securities owned at August 31, 1998, for federal income tax purposes, amounted to $722,484,060.

5. LINE OF CREDIT The Portfolio, along with other CitiFunds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended August 31, 1998, the commitment fee allocated to the Portfolio was $1,924. Since the line of credit was established, there have been no borrowings.

TAX FREE RESERVES PORTFOLIO
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF TAX FREE RESERVES PORTFOLIO:

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax Free Reserves Portfolio (a New York Trust) as of August 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended August 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Tax Free Reserves Portfolio at August 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 6, 1998

TRUSTEES AND OFFICERS
Philip W. Coolidge*, President
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

INVESTMENT ADVISER
(OF TAX FREE RESERVES PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
CFBDS, Inc.
21 Milk Street, 5th Floor, Boston, MA 02109
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

               THE CITIFUNDS FAMILY

               LARGE CAP STOCKS

               o CitiFunds Growth & Income Portfolio
               o CitiFunds Large Cap Growth Portfolio

               SMALL CAP STOCKS

               o CitiFunds Small Cap Growth Portfolio
               o CitiFunds Small Cap Value Portfolio

               INTERNATIONAL STOCKS

               o CitiFunds International Growth & Income Portfolio
               o CitiFunds International Growth Portfolio

               GROWTH WITH INCOME

               o CitiFunds Balanced Portfolio

               BONDS

               o CitiFunds Intermediate Income Portfolio
               o CitiFunds Short-Term U.S. Government Income Portfolio
               o CitiFunds New York Tax Free Income Portfolio
               o CitiFunds California Tax Free Income Portfolio*
               o CitiFunds National Tax Free Income Portfolio

               MONEY MARKETS
               o CitiFunds Cash Reserves
               o CitiFunds U.S. Treasury Reserves
               o CitiFunds Tax Free Reserves
               o CitiFunds New York Tax Free Reserves
               o CitiFunds California Tax Free Reserves
               o CitiFunds Connecticut Tax Free Reserves

               PREMIUM MONEY MARKETS
               o CitiFunds Premium Liquid Reserves
               o CitiFunds Premium U.S. Treasury Reserves

               INSTITUTIONAL MONEY MARKETS
               o CitiFunds Institutional Liquid Reserves
               o CitiFunds Institutional U.S. Treasury Reserves
               o CitiFunds Institutional Tax Free Reserves
               o CitiFunds Institutional Cash Reserves

                  This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

                  *Purchase orders will be accepted beginning November 2, 1998.

                  For more information contact your Service Agent or call 1-800-625-4554

                  CitiFunds are made available by CFBDS, Inc. as distributor.

(c)1998 Citicorp     [recycle logo] Printed on recycled paper     CFA/INS.TF/898

                                                 Annual Report o August 31, 1998


[Logo]


        Institutional
        Cash Reserves




MONEY MARKETS




            ---------------------------------------------------------
                              INVESTMENT PRODUCTS:
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
            ---------------------------------------------------------

TABLE OF CONTENTS

CitiFunds Institutional Cash Reserves

Letter to Our Shareholders                                      1
-----------------------------------------------------------------
Portfolio Environment and Outlook                               2
-----------------------------------------------------------------
Fund Facts                                                      3
-----------------------------------------------------------------
Fund Performance                                                4
-----------------------------------------------------------------
Portfolio of Investments                                        5
-----------------------------------------------------------------
Statement of Assets and Liabilities                             6
-----------------------------------------------------------------
Statement of Operations                                         6
-----------------------------------------------------------------
Statement of Changes in Net Assets                              7
-----------------------------------------------------------------
Financial Highlights                                            7
-----------------------------------------------------------------
Notes to Financial Statements                                   8
-----------------------------------------------------------------
Independent Auditors' Report                                   11
-----------------------------------------------------------------

LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

   The 12-month period ended August 31, 1998 saw a continuation of the positive economic and market conditions that have prevailed over the past three years. Late in the period, however, heightened volatility caused the stock market to retrace some of its gains.

   Such volatility suggests that money market securities may once again be poised to demonstrate their true value as relatively safer investments where investors seek to protect their principal and earn interest. In our view, CitiFundsSM Institutional Cash Reserves can play a valuable role in investors' diversified investment portfolios.

   As you have probably heard, Citicorp announced its intention to merge with The Travelers Group. The merger is expected to occur on or about October 8, 1998. As necessary, we will provide you with information that specifically affects the fund.

   Thank you for your continued confidence and participation.

    Sincerely,

/s/ Philip W. Coolidge

    Philip W. Coolidge
    President
    September 21, 1998

PORTFOLIO ENVIRONMENT AND OUTLOOK

YIELDS ON MONEY MARKET INSTRUMENTS ENDED THE 12-MONTH REPORTING PERIOD LOWER THAN WHERE THEY BEGAN, reflecting the general trend of short-term interest rates. That decline was interrupted, however, during the first quarter of 1998, which saw an increase in short-term interest rates amid uncertainty over the economic effects of the financial crisis in Asia. When evidence emerged early in the year that U.S. economic growth was stronger than most analysts expected, interest rates rose in anticipation of a move by the Federal Reserve Board to a more restrictive monetary policy.

   Such a move never took place, however, because of the absence of inflationary pressures. During the second and third quarters of 1998, it became clearer that the Asian crisis would, in fact, negatively affect U.S. corporate earnings and dampen U.S. economic growth. In effect, lower demand for U.S. goods from overseas markets and improved competitive positions for Asian companies constrained sales and earnings of U.S. companies. As a result, fixed-income investors became more confident that the Federal Reserve would maintain short-term interest rates at current levels, and money market yields settled back to their previous lows.

   IN THIS ECONOMIC ENVIRONMENT, WE MAINTAINED AN AVERAGE MATURITY RANGING FROM 35 TO 45 DAYS. In order to maintain ratings assigned by external rating agencies, the Fund is required to maintain an average maturity not to exceed 55 days. We extended maturities when the money market yield curve steepened, enabling us to capture the higher yields of longer-dated securities when short-term interest rates declined.

   We also attempted to enhance the portfolio's yield by investing in those sectors of the short-term money markets that, in our opinion, provided the most attractive values. We found those values in Yankee CDs, which are certificates of deposit issued by U.S. branches of foreign banks. These issuers have been carefully evaluated by our analysts, and their credit quality is considered first-rate.

   Yankee CDs offered higher yields than U.S. Treasury bills of comparable maturities. That's because the U.S. government's success in balancing its budget has required less borrowing, reducing the supply of U.S. Treasury bills. Yet, demand for U.S. Treasury bills remains high. The combination of lower supply and high demand caused yields of U.S. Treasury bills to fall faster than other types of money market securities.

   WE BELIEVE MONEY MARKET YIELDS ARE LIKELY TO REMAIN NEAR CURRENT LEVELS FOR THE REMAINDER OF THE YEAR. If economic growth continues to moderate in the fourth quarter of 1998, as we expect, the Federal Reserve Board will have little reason to raise short-term interest rates, which they might otherwise do to forestall a reacceleration of inflation. In our opinion, the opposite is the more likely scenario: if the economy continues to slow, the Federal Reserve Board may eventually reduce short-term interest rates modestly in order to provide an economic stimulus.

   In the meantime, we will continue to manage the Portfolio's average maturity and sector concentrations according to our near-term outlook for interest rates and the U.S. economy. In our view, this approach will help CitiFunds Institutional Cash Reserves earn competitive returns commensurate with preservation of capital, regardless of the fluctuations of the stock and bond markets.

FUND FACTS

FUND OBJECTIVE
To provide its shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital.

INVESTMENT MANAGER              DIVIDENDS
Citibank, N.A.                  Declared daily, paid monthly

COMMENCEMENT OF OPERATIONS      CAPITAL GAINS
October 17, 1997                Distributed annually, if any

NET ASSETS AS OF 8/31/98        BENCHMARKS
$245.5 million                  o Lipper S&P AAA-rated Institutional Money Funds
                                  Average
                                o IBC Financial S&P AAA-rated Taxable
                                  Institutional Average

FUND PERFORMANCE

TOTAL RETURNS
                                                            SINCE
                                                          10/17/97
FOR THE PERIOD ENDED AUGUST 31, 1998                     (INCEPTION)*
---------------------------------------------------------------------
CitiFunds Institutional Cash Reserves                       4.84%
Lipper S&P AAA-rated Institutional Money Funds Average      4.48%

* Not Annualized
 From 10/31/97

7-DAY YIELDS
Annualized Current       5.40%
Effective                5.55%

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365 day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield is slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note: A money market fund's yield more closely reflects the current earnings of the fund than does the total return.

IMPORTANT TAX INFORMATION--For the fiscal year ended August 31, 1998, the Fund paid 0.04736 per share to shareholders from net investment income. For such period 7.8% of dividends paid were derived from interest earned from U.S. Government and U.S. Government agency obligations.

COMPARISON OF 7-DAY YIELDS FOR CITIFUNDS INSTITUTIONAL CASH RESERVES VS. IBC FINANCIAL S&P AAA-RATED TAXABLE INST. AVG.

As illustrated, CitiFunds Institutional Cash Reserves generally provided a higher annualized seven-day yield to that of a comparable IBC Money Fund Average, as published in IBC Money Fund ReportTM, for the one-year period.

                              IBC
                           Financial
                              S&P
                              AAA-               CitiFunds
                         Rated Taxable         Institutional
                      Institutional Average    Cash Reserves
                      ---------------------    -------------
10/28/97                       5.39                5.37
11/4/97                        5.39                5.38
11/11/97                       5.39                5.39
11/18/97                       5.36                5.35
11/25/97                       5.39                5.41
12/2/97                        5.43                5.45
12/9/97                        5.4                 5.43
12/16/97                       5.43                5.51
12/23/97                       5.48                5.54
12/30/97                       5.48                5.59
1/6/98                         5.56                5.61
1/13/98                        5.4                 5.55
1/20/98                        5.42                5.45
1/27/98                        5.38                5.46
2/3/98                         5.39                5.43
2/10/98                        5.4                 5.41
2/17/98                        5.4                 5.43
2/24/98                        5.36                5.41
3/3/98                         5.4                 5.43
3/10/98                        5.37                5.39
3/17/98                        5.36                5.42
3/24/98                        5.36                5.41
3/31/98                        5.37                5.42
4/7/98                         5.36                5.4
4/14/98                        5.34                5.4
4/21/98                        5.34                5.4
4/28/98                        5.33                5.41
5/5/98                         5.35                5.39
5/12/98                        5.32                5.38
5/19/98                        5.34                5.41
5/26/98                        5.35                5.4
6/2/98                         5.35                5.43
6/9/98                         5.34                5.4
6/16/98                        5.33                5.42
6/23/98                        5.35                5.41
6/30/98                        5.37                5.44
7/7/98                         5.35                5.43
7/14/98                        5.34                5.41
7/21/98                        5.32                5.43
7/28/98                        5.34                5.44
8/4/98                         5.35                5.45
8/11/98                        5.36                5.43
8/18/98                        5.34                5.41
8/25/98                        5.33                5.38
8/31/98                        5.35                5.41

Note: The Fund seeks to maintain a stable $1.00 per share price, although there is no assurance that this will be so on a continuing basis. Fund shares are not insured or guaranteed by the U.S. Government. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of dividends. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's returns and yields would have been lower.

CITIFUNDS INSTITUTIONAL CASH RESERVES
PORTFOLIO OF INVESTMENTS                                        August 31, 1998

                                       PRINCIPAL
                                         AMOUNT
ISSUER                              (000'S OMITTED)                    VALUE
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--2.9%
--------------------------------------------------------------------------------
Nationsbank
  5.60% due 12/15/98                         $ 7,000               $  7,000,000
                                                                   ------------
CERTIFICATES OF DEPOSIT (YANKEE)--11.4%
--------------------------------------------------------------------------------
Bank of Tokyo Mitsubishi
  5.85% due 10/01/98                          10,000                 10,000,000
Bayerische Landesbank
  5.57% due 11/30/98                          10,000                 10,000,493
Deutsche Bank AG
  5.56% due 10/15/98                           7,000                  7,000,000
Rabobank Nederland
  5.53% due 02/23/99                           1,000                    998,536
                                                                   ------------
                                                                     27,999,029
                                                                   ------------
COMMERCIAL PAPER--46.8%
--------------------------------------------------------------------------------
Allianz of America Finance
  5.55% due 10/06/98                           2,430                  2,416,888
Allied Signal Inc.
  5.55% due 09/14/98                          10,000                  9,979,958
Atlantis One Funding Corp.
  5.55% due 09/24/98                           6,000                  5,978,725
BBV Finance Inc.
  5.50% due 01/14/99                           6,000                  5,876,250
Bear Stearns
  5.51% due 12/15/98                           7,000                  6,887,504
Commonwealth Bank-
  Australia
  5.50% due 09/30/98                          10,000                  9,955,694
E.I. du Pont de
  Nemours & Co.
  5.50% due 09/28/98                          10,000                  9,958,750
Enterprise Funding Corp.
  5.54% due 09/15/98                           8,000                  7,982,765
General Electric
  Capital Corp.
  5.52% due 09/21/98                           8,000                  7,975,467
J.P. Morgan & Co., Inc.
  5.52% due 09/17/98                           4,587                  4,575,747
  5.52% due 10/05/98                           2,500                  2,486,967
KFW International Finance
  5.51% due 09/21/98                           6,000                  5,981,633
Norwest Corp.
  5.50% due 09/30/98                          10,000                  9,955,694
Pooled Accounts
  Receivable Capital Corp.
  5.56% due 09/15/98                          10,000                  9,978,378
Sigma Finance Corp.
  5.56% due 09/01/98                           5,000                  5,000,000
Svenska Handelsbanken Inc.
  5.51% due 11/06/98                          10,000                  9,898,983
                                                                   ------------
                                                                    114,889,403
                                                                   ------------
FLOATING RATE NOTES--15.5%
--------------------------------------------------------------------------------
Steers
  5.648% due 11/10/98                         10,000                  9,999,628
Strategic Money Market
  Trust Receipts
  5.652% due 03/05/99                         12,000                 12,000,000
Strats Trust
  5.67% due 12/15/98                          10,000                 10,000,000
Triangle Funding Ltd.
  5.75% due 10/15/98                           6,000                  6,000,000
                                                                   ------------
                                                                     37,999,628
                                                                   ------------
TIME DEPOSIT--19.7%
--------------------------------------------------------------------------------
Banque Nationale De Paris
  5.94% due 09/01/98                          12,000                 12,000,000
Chase Manhattan Bank
  5.75% due 09/01/98                          12,000                 12,000,000
Dresdner Bank
  Grand Cayman
  5.94% due 09/01/98                          12,000                 12,000,000
Westdeutche Landesbank
  5.94% due 09/01/98                          12,414                 12,414,000
                                                                   ------------
                                                                     48,414,000
                                                                   ------------
REPURCHASE AGREEMENTS--8.1%
--------------------------------------------------------------------------------
CIBC/Wood Gundy Repurchase Agreement
 (collateralized by $10,000,000 U.S.
 Treasury Notes 6.875% due 8/31/99,
 valued at $10,164,453 and $10,011,000
 U.S.Treasury Notes 6.75% due 6/30/99,
 valued at $10,235,907)
 5.75% due 09/01/98                           20,000                 20,000,000
                                                                   ------------
TOTAL INVESTMENTS AT
  AMORTIZED COST                               104.4%              $256,302,060
OTHER ASSETS,
  LESS LIABILITIES                              (4.4)               (10,782,550)
                                               ======              ============
NET ASSETS                                     100.0%              $245,519,510
                                               ======              ============

See notes to financial statements

CITIFUNDS INSTITUTIONAL CASH RESERVES
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 1998
--------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost (Note 1A)                           $256,302,060
Cash                                                                        475
Interest receivable                                                     301,127
--------------------------------------------------------------------------------
Total assets                                                        256,603,662
--------------------------------------------------------------------------------
LIABILITIES:
Payable for investment purchased                                     10,000,000
Dividends payable                                                       933,098
Payable to affiliate:
 Management fees (Note 3)                                                12,452
Accrued expenses and other liabilities                                  138,602
--------------------------------------------------------------------------------
 Total liabilities                                                   11,084,152
--------------------------------------------------------------------------------
NET ASSETS for 245,519,510 shares of beneficial
  interest outstanding                                             $245,519,510
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital                                                    $245,519,510
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION
  PRICE PER SHARE                                                         $1.00
================================================================================

CITIFUNDS INSTITUTIONAL CASH RESERVES
STATEMENT OF OPERATIONS

FOR THE PERIOD OCTOBER 17, 1997+ TO AUGUST 31, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME (Note 1B)                                         $11,893,932
EXPENSES:
Management fees (Note 3)                             $415,990
Distribution fees (Note 4)                            207,995
Custody and fund accounting fees                      101,892
Registration fees                                      76,636
Audit fees 25,000
Shareholder reports                                    24,499
Legal fees                                             12,028
Transfer agent fees                                    11,500
Trustees' fees                                          4,682
Miscellaneous                                          35,383
--------------------------------------------------------------------------------
 Total expenses                                       915,605
--------------------------------------------------------------------------------
Less aggregate amounts waived by the Manager
  and Distributor (Note 3 and 4)                     (388,870)
Less fees paid indirectly (Note 1E)                        (9)
--------------------------------------------------------------------------------
Net expenses                                                            526,726
--------------------------------------------------------------------------------
Net investment income                                               $11,367,206
================================================================================

+ Commencement of Operations

See notes to financial statements

CITIFUNDS INSTITUTIONAL CASH RESERVES
STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE PERIOD
                                                               OCTOBER 17, 1997+
                                                                       TO
                                                                AUGUST 31, 1998
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations:
Net investment income, declared as dividends to
  shareholders (Note 2)                                         $    11,367,206
--------------------------------------------------------------------------------
Transactions in Shares of Beneficial Interest at
  Net Asset Value of $1.00 Per Share (Note 5):
Proceeds from sale of shares                                      2,513,814,384
Cost of shares repurchased                                       (2,268,294,874)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                          245,519,510
NET ASSETS:
Beginning of period                                                      --
--------------------------------------------------------------------------------
End of period                                                   $   245,519,510
================================================================================
+ Commencement of Operations


CITIFUNDS INSTITUTIONAL CASH RESERVES
FINANCIAL HIGHLIGHTS

                                                                FOR THE PERIOD
                                                               OCTOBER 17, 1997+
                                                                       TO
                                                                AUGUST 31, 1998
--------------------------------------------------------------------------------
Net Asset Value, beginning of period                               $ 1.00000
Net investment income                                                0.04736
Less dividends from net investment income                           (0.04736)
--------------------------------------------------------------------------------
Net Asset Value, end of period                                     $ 1.00000
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's omitted)                           $245,520
Ratio of expenses to average net assets                                0.25%*
Ratio of net investment income to average net assets                   5.47%*
Total return                                                           4.84%**

Note: If agents of the Fund had not voluntarily waived all or a portion of its fees from the Fund for the period indicated and the expenses were not reduced for the fees paid indirectly the ratios and net investment income per share would have been as follows: Net investment income per share $ 0.04571

RATIOS:
Expenses to average net assets                                         0.44%*
Net investment income to average net assets                            5.28%*
================================================================================

 * Annualized
** Not annualized
 + Commencement of Operations

See notes to financial statements

CITIFUNDS INSTITUTIONAL CASH RESERVES
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES CitiFunds Institutional Cash Reserves (the "Fund") is a separate non-diversified series of CitiFunds Institutional Trust (the "Trust"), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Investment Manager of the Fund is Citibank, N.A. ("Citibank"). CFBDS, Inc. ("CFBDS"), (formerly Landmark Funds Broker-Dealer Services, Inc.) acts as the Fund's Sub-Administrator and Distributor.

   Citibank is a wholly-owned subsidiary of Citicorp. Citicorp announced its intention to merge with The Travelers Group. The merger is expected to occur on or about October 8, 1998.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:

   A. Valuation of Investments Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. This method involves valuing a Fund security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

   B. Interest Income and Expenses Interest income consists of interest accrued and discount earned (including both original issue and market discount) on the investments of the Fund, accrued ratably to the date of maturity, plus or minus net realized gain or loss, if any, on investments. Expenses of the Fund are accrued daily.

   C. Federal Taxes The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its net investment income. Accordingly, no provision for federal income or excise tax is necessary.

   D. Expenses The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and CFBDS. Expenses incurred by the Trust with respect to any two or more Funds in a series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   E. Fees Paid Indirectly The Fund's custodian bank calculates its fees based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

   F. Repurchase Agreements It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

   G. Other Purchases, and maturities and sales of money market instruments are accounted for on the date of the transaction.

2. DIVIDENDS The net income of the Fund is determined once daily, as of 4:00 pm, Eastern standard time, and all of the net income of the Fund so determined is declared as a dividend to shareholders of record at the time of such determination. Dividends are distributed in the form of additional shares of the Fund or, at the election of the shareholder, in cash on or prior to the last business day of the month.

3. MANAGEMENT FEES Citibank is responsible for overall management of the Fund's business affairs, and has a Management Agreement with the Fund. Citibank also provides certain administrative services to the Fund. These administrative services include providing general office facilities and supervising the overall administration of the Fund. CFBDS acts as Sub-Administrator and performs such duties and receives such compensation from Citibank as from time to time is agreed to by Citibank and CFBDS.

   The management fees paid to Citibank, as compensation for overall investment management services amounted to $415,990, of which $284,873 was voluntarily waived for the period ended August 31, 1998. The management fees are computed at an annual rate of 0.20% of the Fund's average daily net assets.

4. DISTRIBUTION FEES The Fund has adopted a Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund pays fees for distribution, sales, marketing and shareholder services at an annual rate not to exceed 0.10% of the Fund's average daily net assets. The Distribution fee amounted to $207,995 of which $103,997 was voluntarily waived for the year ended August 31, 1998.

5. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value).

6. INVESTMENT TRANSACTIONS Purchases, and maturities and sales of money market instruments aggregated $9,007,624,110 and $8,757,785,496, respectively, for the period ended August 31, 1998.

7. FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES The cost of investment securities owned at August 31, 1998, for federal income tax purposes, amounted to $256,302,060.

8. LINE OF CREDIT The Fund, along with other CitiFunds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the period ended August 31, 1998, the commitment fee allocated to the Fund was $596. Since the line of credit was established, there have been no borrowings.

CITIFUNDS INSTITUTIONAL CASH RESERVES
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF
CITIFUNDS INSTITUTIONAL CASH RESERVES:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CitiFunds Institutional Cash Reserves, as of August 31, 1998, the related statement of operations and changes in net assets for the period from October 17, 1997 (commencement of operations) to August 31, 1998 and the financial highlights for the year ended August 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CitiFunds Institutional Cash Reserves at August 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 6, 1998

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

TRUSTEES AND OFFICERS
Philip W. Coolidge*, President
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

INVESTMENT MANAGER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

DISTRIBUTOR
CFBDS, Inc.
21 Milk Street 5th Floor, Boston, MA 02109
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

                         THE CITIFUNDS FAMILY

                         LARGE CAP STOCKS
                         o CitiFunds Growth & Income Portfolio
                         o CitiFunds Large Cap Growth Portfolio

                         SMALL CAP STOCKS
                         o CitiFunds Small Cap Growth Portfolio
                         o CitiFunds Small Cap Value Portfolio

                         INTERNATIONAL STOCKS
                         o CitiFunds International Growth & Income Portfolio
                         o CitiFunds International Growth Portfolio

                         GROWTH WITH INCOME
                         o CitiFunds Balanced Portfolio

                         BONDS
                         o CitiFunds Intermediate Income Portfolio
                         o CitiFunds Short-Term U.S. Government Income Portfolio
                         o CitiFunds New York Tax Free Income Portfolio
                         o CitiFunds California Tax Free Income Portfolio*
                         o CitiFunds National Tax Free Income Portfolio

                         MONEY MARKETS
                         o CitiFunds Cash Reserves
                         o CitiFunds U.S. Treasury Reserves
                         o CitiFunds Tax Free Reserves
                         o CitiFunds New York Tax Free Reserves
                         o CitiFunds California Tax Free Reserves
                         o CitiFunds Connecticut Tax Free Reserves

                         PREMIUM MONEY MARKETS
                         o CitiFunds Premium Liquid Reserves
                         o CitiFunds Premium U.S. Treasury Reserves

                         INSTITUTIONAL MONEY MARKETS
                         o CitiFunds Institutional Liquid Reserves
                         o CitiFunds Institutional U.S. Treasury Reserves
                         o CitiFunds Institutional Tax Free Reserves
                         o CitiFunds Institutional Cash Reserves

                         This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

                         *Purchase orders will be accepted beginning
                         November 2, 1998

                         For more information contact your Service Agent or call 1-800-625-4554

                         CitiFunds are made available by CFBDS, Inc. as distributor.

(C)1998 Citicorp     [Recycle Logo] Printed on recycled paper     CFA/INS-CR/898